   As filed with the Securities and Exchange Commission on December 28, 2001

                                                      Registration No. 333-24495

                                                                       811-08167
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                   FORM N-1A

                             REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933                         / /

                         PRE-EFFECTIVE AMENDMENT NO.                         / /


                        POST-EFFECTIVE AMENDMENT NO. 7                       /X/


                                     AND/OR

                        REGISTRATION STATEMENT UNDER THE

                        INVESTMENT COMPANY ACT OF 1940                       / /


                               AMENDMENT NO. 8                               /X/


                        (Check appropriate box or boxes)
                            ------------------------

                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
               (Exact name of registrant as specified in charter)

                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

              (Address of Principal Executive Offices) (Zip Code)
                            ------------------------

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                        MARGUERITE E. H. MORRISON, ESQ.
                              GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
                    (Name and Address of Agent for Service)

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
                   As soon as practicable after the effective
                      date of the Registration Statement.
                            ------------------------

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


    / /  immediately upon filing pursuant to paragraph
         (b)
    /X/  on December 28, 2001 pursuant to paragraph (b)
    / /  60 days after filing pursuant to paragraph
         (a)(1)
    / /  on (date) pursuant to paragraph (a)(1)
    / /  75 days after filing pursuant to paragraph
         (a)(2)
    / /  on (date) pursuant to paragraph (a)(2) of Rule
         485.
         If appropriate, check the following box:
    / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment


                            ------------------------


Title of Securities Being Registered.... Shares of Common Stock, $.001
                                         par value per share.

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                                     PROSPECTUS

                                     DECEMBER 28, 2001


 PRUDENTIAL
 TAX-MANAGED SMALL-CAP FUND, INC.

                                     FUND TYPE

                                     Small capitalization stock

                                     OBJECTIVE
                                     Long-term capital appreciation

                                     As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


Prudential Financial is a service mark of The


Prudential Insurance Company of America,


Newark, NJ, and its affiliates.



                                     [PRUDENTIAL FINANCIAL LOGO]

TABLE OF CONTENTS
-------------------------------------


1       RISK/RETURN SUMMARY
1       Investment Objective and Principal Strategies
2       Principal Risks
3       Evaluating Performance
5       Fees and Expenses

7       HOW THE FUND INVESTS
7       Investment Objective and Policies
9       Other Investments and Strategies
12      Investment Risks

16      HOW THE FUND IS MANAGED
16      Board of Directors
16      Manager
17      Investment Adviser
17      Portfolio Managers
18      Distributor

19      FUND DISTRIBUTIONS AND TAX ISSUES
19      Distributions
20      Tax Issues
21      If You Sell or Exchange Your Shares

23      HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
23      How to Buy Shares
32      How to Sell Your Shares
36      How to Exchange Your Shares
37      Telephone Redemptions or Exchanges
38      Expedited Redemption Privilege

39      FINANCIAL HIGHLIGHTS
40      Class A Shares
41      Class B Shares
42      Class C Shares
43      Class Z Shares

44      THE PRUDENTIAL MUTUAL FUND FAMILY

        FOR MORE INFORMATION (Back Cover)


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PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.   [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------


This section highlights key information about PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC., which we refer to as "the Fund." Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES

Our investment objective is LONG-TERM CAPITAL APPRECIATION. We seek investments whose price we expect to increase over several years. We normally invest at least 80% of the Fund's investable assets in equity-related securities of small-cap U.S. companies. The term "investable assets" in this prospectus refers to the Fund's net assets plus any borrowings for investment purposes. The Fund's investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. We currently consider small-cap companies to be those with market capitalizations like those found in the Standard & Poor's SmallCap 600 Index (S&P SmallCap 600 Index).


    We try to reduce the taxes shareholders pay on the Fund's investment income and capital gains. Part of our goal is to outperform the S&P SmallCap 600 Index on a before- and after-tax basis. We try to limit taxes by attempting to avoid short-term capital gains and by selling securities that have fallen in value in order to generate losses that can be used to offset realized capital gains on other securities. We may use hedging techniques to help limit taxable income and capital gains.

    Equity-related securities in which the Fund primarily invests are common stocks, convertible securities and nonconvertible preferred stocks. While we make every effort to achieve our objective, we can't guarantee success.

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HOW WE INVEST

A TEAM OF PRUDENTIAL INVESTMENTS' QUANTITATIVE PORTFOLIO MANAGERS MANAGES THE FUND USING THEIR JUDGMENT AND A QUANTITATIVE STOCK SELECTION MODEL TO EVALUATE GROWTH POTENTIAL, VALUATION, LIQUIDITY AND INVESTMENT RISK. THEY TRY TO SELECT SECURITIES THAT WILL PROVIDE STRONG CAPITAL APPRECIATION, WHILE TRYING TO LIMIT BOTH THE EFFECTS OF TAXATION AND THE DIFFERENCES IN PORTFOLIO CHARACTERISTICS FROM THOSE OF THE S&P SMALLCAP 600 INDEX.

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RISK/RETURN SUMMARY
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PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. Since we invest primarily in equity-related securities, there is the risk that the price of particular equities we own could go down, or the value of the equity markets or a sector of them could go down. Stock markets are volatile. Generally, the stock prices of small companies vary more than the stock prices of large company stocks and they may also present above-average risks. This means that when stock prices decline overall, the Fund may decline more than the Standard & Poor's 500 Composite Stock Price Index and may, in fact, decline more than the S&P SmallCap 600 Index. The Fund's holdings can vary significantly from broad market indexes. As a result, the Fund's performance can deviate from the performance of these indexes. In addition, different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.
    Since our objective is long-term capital appreciation, the companies that we invest in generally reinvest their earnings rather than distribute them to shareholders. As a result, the Fund is not likely to receive significant dividend income on its portfolio securities.
    While the Fund tries to limit the extent to which shareholders incur taxes on Fund distributions of income and net realized gains, including through the use of hedging techniques, the Fund expects to distribute taxable income or capital gains from time to time.
    Like any mutual fund, an investment in the Fund could lose value and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
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2  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.   [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The bar chart and table demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare with a stock index and a group of similar mutual funds. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.


ANNUAL RETURNS* (CLASS A SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1998                                          -10.45%
1999                                            1.01%
2000                                           12.60%
BEST QUARTER: 16.80% (2nd quarter of 1999)
WORST QUARTER: -23.77% (3rd quarter of 1998)


* THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER, THE ANNUAL RETURNS WOULD HAVE BEEN LOWER, TOO. THE TOTAL RETURN OF THE CLASS A SHARES FROM 1-1-01 TO 9-30-01 WAS -11.29%.

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RISK/RETURN SUMMARY
------------------------------------------------


  AVERAGE ANNUAL TOTAL RETURNS(1) (AS OF 12-31-00)



RETURN BEFORE TAXES                                  SINCE INCEPTION
                                            1 YR       (11-10-97)
  Class A shares                             6.97%           -0.79%
  Class C shares                             9.54%           -0.24%
  Class Z shares                            12.86%            1.10%



  CLASS B SHARES



  Return Before Taxes                      6.65%          -0.56%
  Return After Taxes on Distributions(2)   6.65%          -0.75%
  Return After Taxes on Distributions
   and Sale of
   Fund Shares(2)                          4.02%          -0.55%



  INDEX (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)



  S&P SmallCap 600 Index(3)               11.80%           7.47%
  Lipper Average(4)                       17.77%           3.92%



(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES. WITHOUT THE DISTRIBUTION AND SERVICE (12b-1) FEE WAIVER FOR CLASS A SHARES, THE RETURNS WOULD HAVE BEEN LOWER.
(2) AFTER-TAX RETURNS ARE CALCULATED USING THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL MARGINAL INCOME TAX RATES AND DO NOT REFLECT THE IMPACT OF STATE AND LOCAL TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON AN INVESTOR'S TAX SITUATION AND MAY DIFFER FROM THOSE SHOWN. AFTER-TAX RETURNS SHOWN ARE NOT RELEVANT TO INVESTORS WHO HOLD THEIR FUND SHARES THROUGH TAX-DEFERRED ARRANGEMENTS, SUCH AS 401(K) PLANS OR INDIVIDUAL RETIREMENT ACCOUNTS. AFTER-TAX RETURNS ARE SHOWN ONLY FOR CLASS B SHARES. AFTER-TAX RETURNS FOR OTHER CLASSES WILL VARY DUE TO DIFFERING SALES CHARGES AND EXPENSES. PAST PERFORMANCE, BEFORE AND AFTER TAXES, DOES NOT MEAN THAT THE FUND WILL ACHIEVE SIMILAR RESULTS IN THE FUTURE.
(3) THE S&P SMALLCAP 600 INDEX--AN UNMANAGED CAPITAL-WEIGHTED INDEX OF 600 SMALLER COMPANY U.S. COMMON STOCKS THAT COVER ALL INDUSTRY SECTORS--GIVES A BROAD LOOK AT HOW SMALL-CAP STOCK PRICES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR OPERATING EXPENSES OF A MUTUAL FUND OR TAXES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES, OPERATING EXPENSES AND TAXES. THE SECURITIES IN THE S&P SMALLCAP 600 INDEX MAY BE VERY DIFFERENT FROM THOSE IN THE FUND.
     SOURCE: LIPPER INC.
(4) THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER SMALL-CAP CORE FUNDS CATEGORY AND DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES OR TAXES. AGAIN, THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES AND TAXES. SOURCE: LIPPER INC.


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4  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.   [TELEPHONE ICON] (800) 225-1852

RISK/RETURN SUMMARY
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FEES AND EXPENSES

These tables show the sales charges, fees and expenses that you may pay if you buy and hold shares of each share class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."


  SHAREHOLDER FEES(1)(PAID DIRECTLY FROM YOUR INVESTMENT)

                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                              5%        None          1%        None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                    None          5%(2)        1%(3)      None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                     None        None        None        None
  Redemption fees                    None        None        None        None
  Exchange fee                       None        None        None        None

  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)


                                 CLASS A     CLASS B     CLASS C     CLASS Z
  Management fees                    .60%        .60%        .60%        .60%
  + Distribution and service
   (12b-1) fees                      .30%(4)     1.00%      1.00%        None
  + Other expenses                   .65%        .65%        .65%        .65%
  = TOTAL ANNUAL FUND
   OPERATING EXPENSES               1.55%       2.25%       2.25%       1.25%
  - Fee waiver                       .05%        None        None        None
  = NET ANNUAL FUND OPERATING
   EXPENSES                         1.50%(4)     2.25%      2.25%       1.25%



(1) YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
(2) THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
(3) THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
(4) FOR THE FISCAL YEAR ENDING 10-31-02, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


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RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A shares during the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                1 YR  3 YRS   5 YRS   10 YRS
  Class A shares                $645   $ 960  $1,298  $2,249
  Class B shares                $728  $1,003  $1,305  $2,326
  Class C shares                $426   $ 796  $1,293  $2,659
  Class Z shares                $127   $ 397   $ 686  $1,511


You would pay the following expenses on the same investment if you did not sell your shares:


                                1 YR  3 YRS   5 YRS   10 YRS
  Class A shares                $645    $960  $1,298  $2,249
  Class B shares                $228    $703  $1,205  $2,326
  Class C shares                $326    $796  $1,293  $2,659
  Class Z shares                $127    $397   $ 686  $1,511


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6  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.   [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is LONG-TERM CAPITAL APPRECIATION. This means we seek investments whose price we expect will increase over several years. In pursuing our objective of long-term capital appreciation, we normally invest at least 80% of the Fund's investable assets in EQUITY-RELATED SECURITIES of SMALL-CAP COMPANIES, like those found in the S&P SmallCap 600 Index. Part of our goal is to outperform the S&P SmallCap 600 Index on a before- and after-tax basis. The S&P SmallCap 600 Index consists of 600 domestic stocks chosen for market size, liquidity and industry group representation. The market capitalization ranges of the Index change every month but, as of November 30, 2001, the range was from approximately $1.1 billion to $42 million, with a weighted average market value of $918 million. Market capitalization is measured at the time of initial purchase; the range of market capitalization may change at our discretion to reflect industry norms. If a company's market capitalization grows above "small-cap," we do not have to sell that company's securities. The Fund is not sponsored by or affiliated with S&P. While we make every effort to achieve our objective, we can't guarantee success.

    The Fund will invest in equity-related securities, principally common stocks, convertible securities and nonconvertible preferred stocks. In addition, equity-related securities include warrants and rights that can be exercised to obtain stock; equity investments in various types of business ventures; including partnerships and joint ventures; real estate investment trusts (REITS); American Depositary Receipts (ADRs); and similar securities. Convertible securities are securities--like bonds, corporate notes and preferred stocks--that we can convert into the company's common stock or some other equity security. We buy only investment-grade convertible securities.
    We try to limit taxes by attempting to avoid short-term capital gains. We also try to limit taxes on investment income by investing in lower-yielding equity securities. However, a portion of the Fund's securities may offer high potential capital appreciation and a yield component.

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OUR TAX-MANAGED APPROACH
TAXES ARE A MAJOR INFLUENCE ON THE NET RETURNS THAT YOU RECEIVE ON YOUR TAXABLE INVESTMENTS. WE TRY TO ACHIEVE LONG-TERM AFTER-TAX RETURNS FOR YOU BY MANAGING OUR INVESTMENTS SO AS TO LIMIT AND DEFER THE TAXES YOU INCUR AS A RESULT OF YOUR INVESTMENT IN THE FUND.
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HOW THE FUND INVESTS
------------------------------------------------

    Generally, we consider selling a security when its expected return has decreased and for other reasons such as risk reduction or industry or sector considerations. When deciding whether to sell securities, we will consider the negative tax impact of realizing capital gains and the positive tax impact of realizing capital losses. We sometimes may defer the sale of a security until the realized capital gain would qualify as a long-term capital gain. We also may sell a security to realize a capital loss that can be used to offset realized capital gains. When selling a portion of a holding, we may sell those securities with a higher cost basis first.

TAX-ADVANTAGED HEDGING
To protect against price declines in our holdings that have developed large accumulated capital gains, we may use hedging techniques to help reduce taxes, including the purchase of put options on securities held, and financial and stock index futures contracts. Using these techniques rather than selling these securities may reduce exposure to price declines in certain securities without realizing substantial capital gains under current tax law. Our ability to use these strategies as a tax management technique for holdings of appreciated securities is limited--certain hedging transactions must be closed out within 30 days after the end of the taxable year. Our ability to use different tax-management strategies may be limited in the future by market volatility, excessive shareholder redemptions or changes in tax law.
    We expect that by using various tax management strategies, we can reduce the extent to which you incur taxes on Fund distributions of income and net realized gains. Even so, we expect to distribute taxable income or capital gains from time to time.
    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.
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8  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.   [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

FOREIGN SECURITIES

The Fund may invest in FOREIGN SECURITIES, including stocks and other equity-related securities of foreign issuers. We do not consider ADRs and other similar receipts or shares traded in U.S. markets to be foreign securities.


MONEY MARKET INSTRUMENTS

The Fund may hold cash or invest in high-quality MONEY MARKET INSTRUMENTS during periods of portfolio restructuring, until we invest the proceeds from new Fund sales or to meet ordinary daily cash needs. This is subject to the policy of normally investing at least 80% of investable assets in equity-related securities. Money market instruments include commercial paper of a U.S. or foreign company, foreign government securities, certificates of deposit, bankers' acceptances, time deposits of domestic and foreign banks, and obligations issued or guaranteed by the U.S. government or its agencies. These obligations may be U.S. dollar-denominated or denominated in a foreign currency. Money market instruments typically have a maturity of one year or less as measured from the date of purchase.


REPURCHASE AGREEMENTS
The Fund may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund. Repurchase agreements are used for cash management purposes only.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in cash, high-quality MONEY MARKET INSTRUMENTS or repurchase agreements. Investing heavily in these securities limits our ability to achieve capital appreciation, but can help to preserve the Fund's assets when the equity markets are unstable.
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HOW THE FUND INVESTS
------------------------------------------------

U.S. GOVERNMENT SECURITIES
The Fund may invest in securities issued or guaranteed by the U.S. government or by an agency or instrumentality of the U.S. government. Not all U.S. government securities are backed by the full faith and credit of the United States, which means that payment of principal and interest are guaranteed but market value is not. Some are supported only by the credit of the issuing agency and depend entirely on their own resources to repay their debt.

SHORT SALES
The Fund may make SHORT SALES of a security. This means that the Fund may sell a security that it does not own when we think the value of the security will decline. The Fund generally borrows the security to deliver to the buyer in a short sale. The Fund must then buy the security at its market price when the borrowed security must be returned to the lender. Short sales involve costs and risk. The Fund must pay the lender interest on the security it borrows and the Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security. The Fund also may make SHORT SALES "AGAINST THE BOX." In a short sale against the box, at the time of sale, the Fund owns or has the right to acquire the identical security at no additional cost. When selling short against the box, the Fund gives up the opportunity for capital appreciation in the security.

DERIVATIVE STRATEGIES

We may use various derivative strategies to try to improve the Fund's returns. We may use hedging techniques to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding

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10  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------


whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.


OPTIONS. The Fund may purchase and sell put and call options on equity securities and financial indexes traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The Fund will sell only covered options.


FUTURES CONTRACTS AND RELATED OPTIONS. The Fund may purchase and sell financial futures contracts and related options on stock indexes and foreign currencies. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index.


    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES

The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 33 1/3% of the value of its total assets); LENDS ITS SECURITIES to others for cash management purposes (the Fund can lend up to 33 1/3% of the value of its total assets, including collateral received in the transaction); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

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HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT RISKS

As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of investable assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

  INVESTMENT TYPE


% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
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  STOCKS OF SMALL-CAP       -- Individual stocks        -- Historically, stocks
  COMPANIES                      could lose value            have outperformed
  AT LEAST 80%              -- The equity markets           other investments
                                could go down,              over the long term
                                resulting in a          -- Generally, economic
                                decline in value of         growth means higher
                                the Fund's                  corporate profits,
                                investments                 which leads to an
                            -- Stocks of small              increase in stock
                                companies are more          prices, known as
                                volatile and may            capital appreciation
                                decline more than       -- Highly successful
                                those in the S&P 500         small- cap
                                Index                       companies can
                            -- Small-cap companies          outperform larger
                                are more likely to          ones
                                reinvest earnings
                                and not pay
                                dividends
                            -- Changes in interest
                                rates may affect the
                                securities of small
                                companies more than
                                the securities of
                                larger companies
                            -- Changes in economic
                                or political
                                conditions, both
                                domestic and
                                international, may
                                result in a decline
                                in value of the
                                Fund's investments
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12  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
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  TAX-RELATED INVESTING     -- Sharply rising market    -- Lower current taxes
  AT LEAST 80%                  may limit the                and future tax
                                ability to generate         liability
                                tax losses              -- Higher after-tax
                            -- Sharply falling               returns
                                 market may create
                                unavoidable
                                increases in
                                dividend yield
                            -- Tax law changes may
                                limit the
                                effectiveness of
                                some strategies
                            -- Excessive shareholder
                                redemptions may
                                require realizing
                                unintended capital
                                gains
                            -- Lower pre-tax returns
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  DERIVATIVES               -- The value of             -- The Fund could make
  UP TO 20% OF TOTAL             derivatives (such          money and protect
  ASSETS                        as futures and              against losses if
                                related options)            the investment
                                that are used to            analysis proves
                                hedge a portfolio           correct
                                security is             -- Derivatives that
                                determined                   involve leverage
                                independently from          could generate
                                that security and           substantial gains at
                                could result in a           low cost
                                loss to the Fund        -- One way to manage the
                                when the price              Fund's risk/return
                                movement of the             balance is by
                                derivative does not         locking in the value
                                correlate with a            of an investment
                                change in the value         ahead of time
                                of the portfolio        -- Hedges that correlate
                                security                    well with an
                            -- Derivatives used for         underlying position
                                 risk management may        can reduce or
                                not have the                eliminate investment
                                intended effects and        income or capital
                                may result in losses        gains at low cost
                                or missed
                                opportunities
                            -- The other party to a
                                derivatives contract
                                could default
                            -- Derivatives can
                                 increase share
                                price volatility and
                                those that involve
                                leverage could
                                magnify losses
                            -- Certain types of
                                derivatives involve
                                costs to the Fund
                                that can reduce
                                returns
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
  STOCKS OF LARGER U.S.     -- Similar risks to         -- Not as likely to lose
  COMPANIES                      small U.S.                 value as stocks of
  UP TO 20%; USUALLY            companies                   small companies
  LESS THAN 10%             -- Companies that pay       -- May be a source of
                                dividends may not do        dividend income
                                so if they don't
                                have profits or
                                adequate cash flow
--------------------------------------------------------------------------------
  FOREIGN SECURITIES        -- Foreign markets,         -- Investors can
  UP TO 20%; USUALLY            economies and                participate in the
  LESS THAN 10%                 political systems           growth of foreign
                                may not be as stable        markets through
                                as in the U.S.              investments in
                            -- Currency risk--              companies operating
                                changing value of           in those markets
                                foreign currencies      -- May profit from
                                can cause losses            changing value of
                            -- May be less liquid           foreign currencies
                                 than U.S. stocks       -- Opportunities for
                                and bonds                   diversification
                            -- Differences in
                                 foreign laws,
                                accounting
                                standards, public
                                information, custody
                                and settlement
                                practices provide
                                less reliable
                                information on
                                foreign investments
                                and involve more
                                risk
--------------------------------------------------------------------------------


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14  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

  INVESTMENT TYPE (CONT'D)


% OF FUND'S ASSETS             RISKS                          POTENTIAL REWARDS
-----------------------------------------------------------------------------------------
  U.S. GOVERNMENT              -- Not all U.S. government     -- May preserve the Fund's
  SECURITIES                       securities are insured         assets
                                   by the                     -- Principal and interest
  UP TO 20%; USUALLY LESS          U.S. government, but           may be guaranteed by
  THAN 10%                         only by the issuing            the U.S. government or
                                   agency, which must rely        issuing agency
                                   on its own resources to    -- Regular interest income
                                   repay the debt             -- Generally more secure
                               -- Limits potential for            than lower quality debt
                                   capital appreciation           securities and equity
                               -- Interest rate risk --           securities
                                    the risk that the
                                   value of most bonds
                                   will fall when interest
                                   rates rise. The longer
                                   a bond's maturity and
                                   the lower its credit
                                   quality, the more its
                                   value typically falls.
                                   It can lead to price
                                   volatility
                               -- Credit risk -- the risk
                                   that the default of an
                                   issuer would leave the
                                   Fund with unpaid
                                   interest or principal.
                                   The lower an
                                   instrument's quality,
                                   the higher its
                                   potential volatility
                               -- Market risk -- the risk
                                   that the market value
                                   of an investment may
                                   move down, sometimes
                                   rapidly or
                                   unpredictably. Market
                                   risk may affect an
                                   industry, a sector or
                                   the market as a whole
-----------------------------------------------------------------------------------------
  SHORT SALES                  -- May magnify underlying      -- May magnify underlying
                                   investment losses              investment gains
  UP TO 25% OF NET ASSETS;     -- Investment costs may
  USUALLY LESS THAN 10%            exceed potential
                                   underlying investment
                                   gains
-----------------------------------------------------------------------------------------
  ILLIQUID SECURITIES          -- May be difficult to         -- May offer a more
                                   value precisely                attractive yield or
  UP TO 15% OF NET ASSETS      -- May be difficult to sell        potential for growth
                                   at the time or price           than more widely traded
                                   desired                        securities
-----------------------------------------------------------------------------------------
  MONEY MARKET INSTRUMENTS     -- Limits potential for        -- May preserve the Fund's
                                   capital appreciation           assets
  UP TO 20% UNDER NORMAL           and achieving our
  CIRCUMSTANCES AND UP TO          objective
  100% ON A TEMPORARY BASIS    -- Some credit risk and
                                   market risk -- see
                                   above
-----------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.

MANAGER

PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077



    Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended
October 31, 2001, the Fund paid PI management fees of .60% of the Fund's average net assets.


    PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.


    Subject to the supervision of the Board of Directors of the Fund, PI is responsible for conducting the initial review of prospective investment advisers for the Fund. In evaluating a prospective investment adviser, PI considers many factors, including the firm's experience, investment philosophy and historical performance. PI is also responsible for monitoring the performance of the Fund's investment adviser.


    PI and the Fund operate under an exemptive order (the Order) from the Securities and Exchange Commission (the Commission) that generally permits PI to enter into or amend agreements with investment advisers without obtaining shareholder approval each time. This authority is subject to certain conditions, including the requirement that the Board of Directors must approve any new or amended agreements with an investment adviser. Shareholders of the Fund still have the right to terminate these agreements at any time by a vote of the majority of outstanding shares of the Fund. The Fund will notify shareholders of any new investment advisers or material amendments to advisory agreements pursuant to the Order.

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16  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------

INVESTMENT ADVISER

PRUDENTIAL INVESTMENT MANAGEMENT, INC. (PIM) is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PORTFOLIO MANAGERS

The Fund is co-managed by James Scott, Ph.D., Mark Stumpp, Ph.D., and Ted Lockwood. Messrs. Scott, Stumpp and Lockwood became co-portfolio managers of the Fund on May 31, 2000.


    JAMES SCOTT, PH.D., is a Senior Managing Director of Prudential Investments Quantitative Management, a unit of PIM. He has managed balanced and equity portfolios for Prudential's pension plans and institutional clients since 1987. Mr. Scott has 26 years of investment experience. He received a B.A. from Rice University and an M.S. and a Ph.D. from Carnegie Mellon University.


    MARK STUMPP, PH.D., is a Senior Managing Director of PIM. He chairs the Quantitative Management group's Investment Policy Committee and is responsible for its model portfolio. Mr. Stumpp developed the group's tactical asset allocation algorithm. He also developed and oversees the methodology underlying the group's actively managed equity portfolios. He has managed mutual fund portfolios since 1995 and has managed investment portfolios for over 13 years. Mr. Stumpp has 21 years of investment experience. He received a B.A. from Boston University and an M.A. and a Ph.D. from Brown University.


    TED LOCKWOOD is Managing Director of Equity Management of PI, which includes quantitative equity, derivative and index funds. He joined Prudential in 1988 and has over 15 years of investment experience. Mr. Lockwood is also responsible for investment research, new product development and managing balanced portfolios on behalf of institutional clients. He received a B.S. from the State University of New York at Stony Brook and an M.B.A. and an M.S. from Columbia University.


    Messrs. Scott, Stumpp and Lockwood lead a team of 18 investment professionals, 7 of whom hold Ph.D.s, with over 200 years of combined experience. The team is currently responsible for the management of over $35 billion in assets.

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.
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18  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, although the Fund tries to limit the amount of its taxable distributions, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

    Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.


DISTRIBUTIONS
The Fund may realize taxable gains even though it tries to limit them. The Fund also tries to limit taxable dividend distributions, but believes it will distribute some taxable income.
    The Fund distributes DIVIDENDS of any net investment income to shareholders--typically twice a year. For example, if the Fund owns ACME Corp. stock and the stock pays a dividend, the Fund will pay out a portion of this dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.

    The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought 100 shares of ACME Corp. stock for a total of $1,000 and more than one year later sold the shares for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 39.1% (since July 1, 2001) or 38.6% (beginning January 1, 2002). Different rates apply to corporate shareholders.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------


    For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes, unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099 which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified or tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified or tax-deferred plan or account.

    Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury 30.5% (since August 7, 2001) or 30% (beginning January 1, 2002) of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

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20  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well since you bought shares one day and soon thereafter received a distribution. That is not so, because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES

If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

[CHART]
                        ===> + $    CAPITAL GAIN
                                   (taxes owed)
$
RECEIPTS                            OR
FROM SALE
                        ===> - $    CAPITAL LOSS
                                  (offset against gain)

    If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the
--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.
    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.
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22  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

    You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment


     -- The length of time you expect to hold the shares and the impact of varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges



     -- The different sales charges that apply to a share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC


     --    Whether you qualify for any reduction or waiver of sales charges
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------


     -- The fact that, if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances


     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

                               CLASS A          CLASS B          CLASS C      CLASS Z
 Minimum purchase          $1,000           $1,000           $2,500           None
   amount(1)
 Minimum amount for        $100             $100             $100             None
   subsequent
   purchases(1)
 Maximum initial sales     5% of the        None             1% of the        None
   charge                  public offering                   public offering
                           price                             price(2)
 Contingent Deferred       None             If sold during:  1% on sales      None
   Sales Charge (CDSC)(3)                   Year 1    5%     made within
                                            Year 2    4%     18 months of
                                            Year 3    3%     purchase(3)
                                            Year 4    2%
                                            Years 5/6 1%
                                            Year 7    0%
 Annual distribution and   .30 of 1%        1%               1%               None
   service (12b-1) fees    (.25 of 1%
   shown as a percentage   currently)
   of average net
   assets(4)


(1) THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
(2)  1.01% OF THE NET AMOUNT INVESTED.
(3) FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES--CONTINGENT DEFERRED SALES CHARGE (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998, HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
(4) THESE DISTRIBUTION AND SERVICE FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .30 OF 1% (INCLUDING THE .25 OF 1% SERVICE FEE) AND IS .75 OF 1% FOR CLASS B AND CLASS C SHARES. FOR THE FISCAL YEAR ENDING 10-31-02, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12b-1) FEES FOR CLASS A SHARES TO .25 OF 1% OF THE AVERAGE DAILY NET ASSETS OF THE CLASS A SHARES.


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24  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

                             SALES CHARGE AS %      SALES CHARGE AS %        DEALER
   AMOUNT OF PURCHASE        OF OFFERING PRICE     OF AMOUNT INVESTED      REALLOWANCE
 Less than $25,000                         5.00%                  5.26%            4.75%
 $25,000 to $49,999                        4.50%                  4.71%            4.25%
 $50,000 to $99,999                        4.00%                  4.17%            3.75%
 $100,000 to $249,999                      3.25%                  3.36%            3.00%
 $250,000 to $499,999                      2.50%                  2.56%            2.40%
 $500,000 to $999,999                      2.00%                  2.04%            1.90%
 $1 million and above*                      None                   None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:


     --    Invest with an eligible group of investors who are related to you


     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

    The Distributor may reallow Class A's sales charge to dealers.

BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

MUTUAL FUND PROGRAMS. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


OTHER TYPES OF INVESTORS. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge--Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an
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26  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:


     --    Purchase your shares through an account at Prudential Securities,



     -- Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or


     --    Purchase your shares through another broker.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES
BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or

     -- Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and
--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

other fees charged by these programs in connection with investing in each available share class before selecting a share class.

OTHER TYPES OF INVESTORS. Class Z shares also can be purchased by any of the following:


     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option,


     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and

     --    Prudential, with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."
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28  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY

The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).
    Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.


    We determine the Fund's NAV once each business day at 4:15 p.m. New York time on days that the NYSE is open for trading. Effective January 15, 2002, we will determine the NAV of our shares at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but foreign markets are open, even though the

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MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS ACME CORP. STOCK IN ITS PORTFOLIO AND THE PRICE OF ACME STOCK GOES UP WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.
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value of the Fund's foreign securities may have changed. Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.


    Most national newspapers report the NAVs of larger mutual funds, allowing investors to check the prices of those funds daily.


WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

    Effective January 15, 2002, unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV (by 4:15 p.m. until January 15, 2002). In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer
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30  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
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Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market declines--is available to investors who purchase their shares through Prudential. Eligible investors who apply for PruTector coverage after the initial 6-month enrollment period will need to provide satisfactory evidence of insurability. This insurance is subject to other restrictions and is not available in all states.


SYSTEMATIC WITHDRAWAL PLAN. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

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HOW TO BUY, SELL AND
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REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time (4:15 p.m. New York time until January 15, 2002) to process the sale on that day. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Commission, this may happen during unusual

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32  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

    If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:


     -- Amounts representing shares you purchased with reinvested dividends and distributions,



     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and


     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for
Class B shares is 5% in the first year, 4% in the second, 3% in the third,
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HOW TO BUY, SELL AND
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2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:


     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,



     -- To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and


     --    On certain sales effected through a Systematic Withdrawal Plan.

    For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
BENEFIT PLANS. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.
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34  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS

If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.


90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate numbers of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.
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HOW TO BUY, SELL AND
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HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange
Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101

    There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding period for CDSC liability.
    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

    If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have

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36  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

HOW TO BUY, SELL AND
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------------------------------------------------

obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING

Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based upon dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time (4:15 p.m. New York time until January 15, 2002). You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

    The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this
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occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

    The telephone redemption and exchange procedures may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.



EXPEDITED REDEMPTION PRIVILEGE


If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:15 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. Effective January 15, 2002, your redemption request must be received by 4:00 p.m. New York time to receive a redemption amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.

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38  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance since its inception. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.

    A copy of the Fund's annual report is available upon request, at no charge, as described on the back cover of this prospectus.

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FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



 CLASS A SHARES



                                                                                         NOVEMBER 10,
                                         YEAR      APRIL 1, 2000                           1997(A)
PER SHARE                               ENDED         THROUGH      YEAR ENDED MARCH 31,    THROUGH
OPERATING                            OCTOBER 31,    OCTOBER 31,    --------------------   MARCH 31,
PERFORMANCE                            2001(D)        2000(D)       2000(D)     1999         1998
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                  $9.98          $9.28        $7.44     $10.95       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)              (.08)          (.06)        (.01)       .03          .02
 Net realized and unrealized gain
  (loss) on investment transactions        (.54)           .76         1.85      (3.41)         .94
 TOTAL FROM INVESTMENT OPERATIONS          (.62)           .70         1.84      (3.38)         .96
 LESS DISTRIBUTIONS:
 Distributions in excess of net
  investment income                          --             --           --         --         (.01)
 Distributions from net realized
  gains                                      --             --           --       (.13)          --
 NET ASSET VALUE, END OF PERIOD           $9.36          $9.98        $9.28      $7.44       $10.95
 TOTAL RETURN(C)                        (6.21)%          7.54%       24.73%   (31.00)%        9.60%
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RATIOS/SUPPLEMENTAL
DATA
 NET ASSETS, END OF PERIOD (000)      $20,662    $24,749    $26,741    $46,736   $115,621
 Average net assets (000)             $22,881    $25,180    $38,047    $82,332   $106,453
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees              1.50%      1.70%(B)    1.45%     1.26%      1.22%(B)
 Expenses, excluding distribution
  and service (12b-1) fees              1.25%      1.45%(B)    1.20%     1.01%       .97%(B)
 Net investment income (loss)          (.81)%    (1.07)%(B)   (.07)%      .16%       .47%(B)
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                  75%        87%        66%       106%        39%
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(A)  COMMENCEMENT OF OFFERING OF CLASS A SHARES.
(B)  ANNUALIZED.
(C) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(D)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


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40  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



 CLASS B SHARES



                                       YEAR                                                 NOVEMBER 10,
                                       ENDED    APRIL 1, 2000                                 1997(A)
PER SHARE                             OCTOBER      THROUGH        YEAR ENDED MARCH 31,        THROUGH
OPERATING                               31,      OCTOBER 31,    ------------------------     MARCH 31,
PERFORMANCE                           2001(D)      2000(D)       2000(D)         1999           1998
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                $9.77         $9.12        $7.37         $10.93         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                     (.15)         (.10)        (.07)          (.06)          (.01)
 Net realized and unrealized gain
  (loss) on investment transactions      (.54)          .75         1.82          (3.37)           .94
 TOTAL FROM INVESTMENT OPERATIONS        (.69)          .65         1.75          (3.43)           .93
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                    --            --           --           (.13)            --
 NET ASSET VALUE, END OF PERIOD         $9.08         $9.77        $9.12          $7.37         $10.93
 TOTAL RETURN(C)                      (7.06)%         7.13%       23.91%       (31.61)%          9.31%
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RATIOS/SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD (000)      $52,736    $63,340    $69,023       $102,094     $196,671
 Average net assets (000)             $59,654    $64,967    $89,474       $158,085     $170,484
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees              2.25%      2.45%(B)    2.20%         2.01%        1.97%(B)
 Expenses, excluding distribution
  and service (12b-1) fees              1.25%      1.45%(B)    1.20%         1.01%         .97%(B)
 Net investment loss                  (1.56)%    (1.82)%(B)   (.82)%        (.58)%       (.29)%(B)
------------------------------------------------------------------------------------------------



(A)  COMMENCEMENT OF OFFERING OF CLASS B SHARES.
(B)  ANNUALIZED.
(C) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(D)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


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FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



 CLASS C SHARES



                                       YEAR                                           NOVEMBER 10,
                                       ENDED    APRIL 1, 2000                           1997(A)
PER SHARE                             OCTOBER      THROUGH      YEAR ENDED MARCH 31,    THROUGH
OPERATING                               31,      OCTOBER 31,    --------------------   MARCH 31,
PERFORMANCE                           2001(D)      2000(D)       2000(D)     1999         1998
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                $9.77         $9.12        $7.37     $10.93       $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                     (.15)         (.10)        (.07)      (.08)        (.01)
 Net realized and unrealized gain
  (loss) on investment transactions      (.54)          .75         1.82      (3.35)         .94
 TOTAL FROM INVESTMENT OPERATIONS        (.69)          .65         1.75      (3.43)         .93
 LESS DISTRIBUTIONS:
 Distributions from net realized
  gains                                    --            --           --       (.13)          --
 NET ASSET VALUE, END OF PERIOD         $9.08         $9.77        $9.12      $7.37       $10.93
 TOTAL RETURN(C)                      (7.06)%         7.13%       23.91%   (31.61)%        9.31%
--------------------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD (000)       $6,819     $7,800     $8,056    $14,951    $36,628
 Average net assets (000)              $7,514     $7,694    $11,845    $27,182    $34,000
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees              2.25%      2.45%(B)    2.20%     2.01%      1.97%(B)
 Expenses, excluding distribution
  and service (12b-1) fees              1.25%      1.45%(B)    1.20%     1.01%       .97%(B)
 Net investment loss                  (1.56)%    (1.82)%(B)   (.82)%    (.59)%     (.29)%(B)
------------------------------------------------------------------------------------------



(A)  COMMENCEMENT OF OFFERING OF CLASS C SHARES.
(B)  ANNUALIZED.
(C) TOTAL RETURN DOES NOT CONSIDER THE EFFECTS OF SALES LOADS. TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(D)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


-------------------------------------------------------------------
42  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



 CLASS Z SHARES



                                                                                               NOVEMBER 10,
                                        YEAR      APRIL 1, 2000                                  1997(A)
PER SHARE                               ENDED        THROUGH        YEAR ENDED MARCH 31,         THROUGH
OPERATING                            OCTOBER 31,   OCTOBER 31,    -------------------------     MARCH 31,
PERFORMANCE                            2001(D)       2000(D)       2000(D)          1999           1998
 NET ASSET VALUE, BEGINNING OF
  PERIOD                                 $10.05         $9.33        $7.46          $10.96         $10.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)              (.06)         (.05)        (.02)            .05            .02
 Net realized and unrealized gain
  (loss) on investment transactions        (.55)          .77         1.89           (3.42)           .95
 TOTAL FROM INVESTMENT OPERATIONS          (.61)          .72         1.87           (3.37)           .97
 LESS DISTRIBUTIONS:
 Distributions in excess of net
  investment income                          --            --           --              --           (.01)
 Distributions from net realized
  gains                                      --            --           --            (.13)            --
 NET ASSET VALUE, END OF PERIOD           $9.44        $10.05        $9.33           $7.46         $10.96
 TOTAL RETURN(C)                          (6.07)%       7.72%       25.07%        (30.88)%          9.74%
-----------------------------------------------------------------------------------------------------------



RATIOS/SUPPLEMENTAL DATA
 NET ASSETS, END OF PERIOD (000)       $1,667     $1,148       $872          $4,121       $4,039
 Average net assets (000)              $1,686       $855     $1,847          $5,315       $2,709
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  and service (12b-1) fees              1.25%      1.45%(B)    1.20%          1.01%         .97%(B)
 Expenses, excluding distribution
  and service (12b-1) fees              1.25%      1.45%(B)    1.20%          1.01%         .97%(B)
 Net investment income (loss)          (.56)%     (.83)%(B)     .22%           .43%         .51%(B)
-------------------------------------------------------------------------------------------------



(A)  COMMENCEMENT OF OFFERING OF CLASS Z SHARES.
(B)  ANNUALIZED.
(C) TOTAL RETURN IS CALCULATED ASSUMING A PURCHASE OF SHARES ON THE FIRST DAY AND A SALE ON THE LAST DAY OF EACH PERIOD REPORTED AND INCLUDES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED.
(D)  CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.


--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY

-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.


PRUDENTIAL MUTUAL FUNDS

-------------------------------------------------------------


STOCK FUNDS


LARGE CAPITALIZATION STOCK FUNDS
PRUDENTIAL 20/20 FOCUS FUND


PRUDENTIAL EQUITY FUND, INC.


PRUDENTIAL INDEX SERIES FUND


  PRUDENTIAL STOCK INDEX FUND


PRUDENTIAL TAX-MANAGED FUNDS


  PRUDENTIAL TAX-MANAGED EQUITY FUND


PRUDENTIAL VALUE FUND


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON GROWTH FUND


SMALL-TO-MID-CAPITALIZATION STOCK
  FUNDS
NICHOLAS-APPLEGATE FUND, INC.


  NICHOLAS-APPLEGATE GROWTH EQUITY FUND


PRUDENTIAL SMALL COMPANY FUND, INC.


PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.


PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.


THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL JENNISON EQUITY OPPORTUNITY FUND


SECTOR STOCK FUNDS
PRUDENTIAL NATURAL RESOURCES FUND, INC.


PRUDENTIAL REAL ESTATE SECURITIES FUND


PRUDENTIAL SECTOR FUNDS, INC.


  PRUDENTIAL FINANCIAL SERVICES FUND


  PRUDENTIAL HEALTH SCIENCES FUND


  PRUDENTIAL TECHNOLOGY FUND


  PRUDENTIAL UTILITY FUND



GLOBAL/INTERNATIONAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.


PRUDENTIAL PACIFIC GROWTH FUND, INC.


PRUDENTIAL WORLD FUND, INC.


  PRUDENTIAL GLOBAL GROWTH FUND


  PRUDENTIAL INTERNATIONAL VALUE FUND


  PRUDENTIAL JENNISON INTERNATIONAL GROWTH FUND


BALANCED/ALLOCATION FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.


  PRUDENTIAL ACTIVE BALANCED FUND


BOND FUNDS


TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.


PRUDENTIAL HIGH YIELD FUND, INC.


PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.


PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.


  INCOME PORTFOLIO


PRUDENTIAL TOTAL RETURN BOND FUND, INC.


MUNICIPAL BOND FUNDS


PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA SERIES


  CALIFORNIA INCOME SERIES


PRUDENTIAL MUNICIPAL BOND FUND


  HIGH INCOME SERIES


  INSURED SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  FLORIDA SERIES


  NEW JERSEY SERIES


  NEW YORK SERIES


  PENNSYLVANIA SERIES


PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.


-------------------------------------------------------------------
44  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.  [TELEPHONE ICON] (800) 225-1852

------------------------------------------------


GLOBAL/INTERNATIONAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


MONEY MARKET FUNDS


TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST


  LIQUID ASSETS FUND


  NATIONAL MONEY MARKET FUND


PRUDENTIAL GOVERNMENT SECURITIES TRUST


  MONEY MARKET SERIES


  U.S. TREASURY MONEY MARKET SERIES


PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.


  INSTITUTIONAL MONEY MARKET SERIES


PRUDENTIAL MONEYMART ASSETS, INC.


MUNICIPAL MONEY MARKET FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND


  CALIFORNIA MONEY MARKET SERIES


PRUDENTIAL MUNICIPAL SERIES FUND


  NEW JERSEY MONEY MARKET SERIES


  NEW YORK MONEY MARKET SERIES


TAX-FREE MONEY MARKET FUNDS
COMMAND TAX-FREE FUND


PRUDENTIAL TAX-FREE MONEY FUND, INC.


OTHER MONEY MARKET FUNDS
COMMAND GOVERNMENT FUND


COMMAND MONEY FUND


SPECIAL MONEY MARKET FUND, INC.*


  MONEY MARKET SERIES



STRATEGIC PARTNERS
MUTUAL FUNDS**

-----------------------------

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS


  STRATEGIC PARTNERS CONSERVATIVE GROWTH FUND


  STRATEGIC PARTNERS MODERATE GROWTH FUND


  STRATEGIC PARTNERS HIGH GROWTH FUND


STRATEGIC PARTNERS STYLE SPECIFIC FUNDS


  STRATEGIC PARTNERS LARGE CAPITALIZATION GROWTH FUND


  STRATEGIC PARTNERS LARGE CAPITALIZATION VALUE FUND


  STRATEGIC PARTNERS SMALL CAPITALIZATION GROWTH FUND


  STRATEGIC PARTNERS SMALL CAPITALIZATION VALUE FUND


  STRATEGIC PARTNERS INTERNATIONAL EQUITY FUND


  STRATEGIC PARTNERS TOTAL RETURN BOND FUND


STRATEGIC PARTNERS OPPORTUNITY FUNDS


  STRATEGIC PARTNERS FOCUSED GROWTH FUND


  STRATEGIC PARTNERS NEW ERA GROWTH FUND


  STRATEGIC PARTNERS FOCUSED VALUE FUND


SPECIAL MONEY MARKET FUND, INC.*


  MONEY MARKET SERIES



 *This fund is not a direct purchase money fund and is only an exchangeable money fund.


**Not exchangeable with the Prudential mutual funds.


--------------------------------------------------------------------------------

- FOR MORE INFORMATION


Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:



PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101-8179
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)



Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101-8179
(800) 778-8769



Visit Prudential's website at:


www.PruFN.com



Additional information about the Fund
can be obtained without charge and can
be found in the following documents:

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
 (incorporated by reference into this prospectus)
ANNUAL REPORT

 (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year)

SEMI-ANNUAL REPORT


You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:


BY MAIL

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102


BY ELECTRONIC REQUEST

publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)


IN PERSON

Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)


VIA THE INTERNET

on the EDGAR Database at
http://www.sec.gov


Investment Company Act File No.: 811-08167



Fund Symbols                              Nasdaq    CUSIP
                                          ------    -----
Class A                                   PQVAX   74437J106
Class B                                   PQVBX   74437J205
Class C                                   PQVCX   74437J304
Class Z                                   PSQZX   74437J403


MF176A

                  PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                            DATED DECEMBER 28, 2001



    Prudential Tax-Managed Small-Cap Fund, Inc. (the Fund), is a diversified, open-end, management investment company. The investment objective of the Fund is long-term capital appreciation. The Fund seeks to achieve this objective by investing in equity-related securities of small-cap U.S. companies. The Fund seeks to maximize long-term capital appreciation and to limit taxable distributions to its shareholders. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, Its Investments and Risks."


    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


    This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Prospectus of the Fund dated
December 28, 2001, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended October 31, 2001 are incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-08167). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                PAGE
                                                              --------
Fund History................................................  B-2
Description of the Fund, Its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-12
Management of the Fund......................................  B-14
Control Persons and Principal Holders of Securities.........  B-17
Investment Advisory and Other Services......................  B-18
Brokerage Allocation and Other Practices....................  B-22
Capital Shares, Other Securities and Organization...........  B-24
Purchase, Redemption and Pricing of Fund Shares.............  B-24
Shareholder Investment Account..............................  B-33
Net Asset Value.............................................  B-37
Taxes, Dividends and Distributions..........................  B-38
Performance Information.....................................  B-41
Financial Statements........................................  B-43
Appendix I--General Investment Information..................  I-1
Appendix II--Historical Performance Data....................  II-1


--------------------------------------------------------------------------------

MF176B

                                  FUND HISTORY

    The Fund was incorporated in Maryland on February 4, 1997. Effective
May 30, 2000, the Fund's name changed from Prudential Small-Cap Quantum Fund, Inc. to Prudential Tax-Managed Small-Cap Fund, Inc.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


CLASSIFICATION


    The Fund is a diversified, open-end, management investment company.


INVESTMENT STRATEGIES, POLICIES AND RISKS


    The Fund's investment objective is long-term capital appreciation.

    While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies that are further described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.

STANDARD & POOR'S SMALLCAP 600 INDEX

    The Standard & Poor's 600 Small Capitalization Stock Index (S&P SmallCap 600 Index) is an unmanaged, market-value weighted index (stock price times the number of shares outstanding) of 600 smaller company U.S. common stocks that cover all industry sectors. Inclusion in the S&P SmallCap 600 Index in no way implies an opinion by Standard & Poor's Corporation (S&P) as to a stock's attractiveness as an investment. "S&P 600-Registered Trademark-," "Standard & Poor's 600" and "600" are trademarks of McGraw-Hill, Inc. and have been licensed for use by The Prudential Insurance Company of America (Prudential) and its affiliates and subsidiaries.

    THE FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY S&P. S&P MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE SHAREHOLDERS OF THE FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN SECURITIES GENERALLY OR IN THE FUND PARTICULARLY OR THE ABILITY OF THE S&P SMALLCAP 600 INDEX TO TRACK GENERAL STOCK MARKET PERFORMANCE. S&P'S ONLY RELATIONSHIP TO PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (THE MANAGER) AND ITS AFFILIATES IS THE LICENSING OF CERTAIN TRADEMARKS AND TRADE NAMES OF S&P AND OF THE S&P SMALLCAP 600 INDEX WHICH IS DETERMINED, COMPOSED AND CALCULATED BY S&P WITHOUT REGARD TO THE MANAGER OR THE FUND. S&P HAS NO OBLIGATION TO TAKE THE NEEDS OF THE MANAGER OR THE SHAREHOLDERS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE S&P SMALLCAP 600 INDEX. S&P IS NOT RESPONSIBLE FOR AND HAS NOT PARTICIPATED IN THE DETERMINATION OF THE PRICES AND AMOUNT OF THE FUND OR THE TIMING OF THE ISSUANCE OR SALE OF THE SHARES OF THE FUND. S&P HAS NO OBLIGATION OR LIABILITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE FUND.

    S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY THE MANAGER, SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P SMALLCAP 600 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

EQUITY AND EQUITY-RELATED SECURITIES

    Equity-related securities include common stocks, nonconvertible preferred stocks, securities convertible into or exchangeable for common or preferred stock, equity investments in partnerships, joint ventures and other forms of non-corporate investment, real estate investment trusts, American Depositary Receipts (ADRs), American Depositary Shares (ADSs) and warrants and rights exercisable for equity securities. For purposes of the 80% policy, the Fund will not invest more than 5% of total assets in unattached rights and warrants.

    AMERICAN DEPOSITARY RECEIPTS AND AMERICAN DEPOSITARY SHARES. ADRs and ADSs are U.S. dollar-denominated certificates or shares issued by a United States bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a United States bank and traded on a United States exchange or in the over-the-counter market. Generally, ADRs and ADSs are in registered form. There are no fees imposed on the purchase or sale of ADRs and ADSs when purchased from the issuing bank or trust company in the initial underwriting, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs and ADSs into the underlying securities. Investment in ADRs and ADSs has certain advantages over direct investment in the underlying foreign securities since: (1) ADRs and ADSs are U.S. dollar-denominated investments that are registered domestically, easily transferable, and have readily available market quotations; and (2) issuers whose securities are represented by ADRs and ADSs are usually subject to auditing, accounting, and financial reporting standards comparable to those of domestic issuers.


    WARRANTS AND RIGHTS. A warrant or right entitles the holder to purchase equity securities at a specific price for a specific period of time. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if, at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date, the underlying stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. Rights are similar to warrants but normally have a shorter duration and are distributed directly by the issuer to shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the corporation issuing them.

    CONVERTIBLE SECURITIES. A convertible security is typically a bond, debenture, corporate note, preferred stock or other similar security that may be converted at a stated price within a specified period of time into a specified number of shares of common stock or other equity securities of the same or a different issuer. The Fund will only invest in investment-grade convertible securities. Convertible securities are generally senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock. Convertible securities may also include preferred stocks which technically are equity securities.

    In general, the market value of a convertible security is at least the higher of its "investment value" (that is, its value as a fixed-income security) or its "conversion value" (that is, its value upon conversion into its underlying stock). As a fixed-income security, a convertible security tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible security is also influenced by the market value of the underlying stock. The price of a convertible security tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

    In recent years, convertibles have been developed which combine higher or lower current income with options and other features. The Fund may invest in these types of convertible securities.

    REAL ESTATE INVESTMENT TRUSTS. The Fund may invest in securities of real estate investment trusts or REITs. Unlike corporations, REITs do not have to pay income taxes if they meet certain requirements of the Internal Revenue Code of 1986, as amended (Internal Revenue Code). To qualify, a REIT must distribute at least 95% of its taxable income to its shareholders and receive at least 75% of that income from rents, mortgages and sales of property. REITs offer investors greater liquidity and diversification than direct ownership of a handful of properties, as well as greater income potential than an investment in common stock. Like any investment in real estate, though, a REIT's performance depends on several factors, such as its ability to find tenants for its properties, to renew leases and to finance property purchases and renovations.

U.S. GOVERNMENT SECURITIES

    U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

    OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in securities issued by agencies of the U.S. government or instrumentalities of the U.S. government. These obligations, including those which are guaranteed by federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Securities in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations such as those issued by the Federal Home Loan Bank, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association, the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. FHLMC investments may include collateralized mortgage obligations.

    Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury strips.

    SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value (NAV) of the Fund.

FOREIGN SECURITIES


    The Fund is permitted to invest up to 20% of its net assets plus any borrowings for investment purposes (investable assets) in securities of foreign issuers. ADRs and ADSs are not considered foreign securities within this limitation. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar characteristics. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, the costs attributable to foreign investing are higher than the costs of domestic investing.


    If the security is denominated in a foreign currency, it will be affected by changes in currency exchange rates and in exchange control regulations, and costs will be incurred in connection with conversions between currencies. A change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's securities denominated in that currency. Such changes also will affect the Fund's income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency declines after the Fund's income has been accrued and translated into U.S. dollars, the Fund could be required to liquidate portfolio securities to make such distributions, particularly in instances in which the amount of income the Fund is required to distribute is not immediately reduced by the decline in such currency. Similarly, if an exchange rate declines between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in any such currency of such expenses at the time they were incurred. The Fund may, but need not, enter into futures contracts on foreign currencies and related options, for hedging purposes, including locking-in the U.S. dollar price of the purchase or sale of securities denominated in a foreign currency; locking-in the U.S. dollar equivalent of dividends to be paid on such securities which are held by the Fund; and protecting the U.S. dollar value of such securities which are held by the Fund.

    RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN FOREIGN
SECURITIES. Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment. Finally, in the event of a default of any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

    The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S. and foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject.

    SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.


    The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.



    The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.


RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    The Fund may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options, futures contracts and options on such contracts. The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of those strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

    OPTIONS ON EQUITY SECURITIES AND SECURITIES INDEXES

    The Fund may purchase and sell put and call options on equity securities and securities indexes traded on U.S. or foreign securities exchanges or traded in the over-the-counter markets. Options on securities indexes are similar to options on securities except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the multiplier). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike for equity securities options, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

    RISKS OF TRANSACTIONS IN OPTIONS

    Writing options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund as a covered call option writer is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The Fund, and thus investors, may lose money through any unsuccessful use of these strategies.

    Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. The Fund intends to purchase and sell only those options which are cleared by clearinghouses whose facilities are considered to be adequate to handle the volume of options transactions.

    RISKS OF OPTIONS ON INDEXES

    The Fund's purchase and sale of options on indexes will be subject to risks described above under "Risks of Transactions in Options." In addition, the distinctive characteristics of options on indexes create certain risks that are not present with stock options.

    Because the value of an index option depends on changes in the index and not a particular stock, successful use of options on indexes is subject to the investment adviser's ability to predict changes in the stock market or a particular industry. This requires different skills than those used to predict the performance of individual stocks.

    Index prices may be distorted if trading of certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, the Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to the Fund. It is the Fund's policy to purchase or write options only on indexes which include a number of stocks sufficient to minimize the likelihood of a trading halt in the index.

    Although the markets for certain index option contracts have developed rapidly, the markets for other index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all index option contracts. The Fund will not purchase or sell any index option contract unless and until, in the investment adviser's opinion, the market for such options has developed sufficiently that the risk in connection with such transactions is no greater than the risk in connection with options on stocks.

    SPECIAL RISKS OF WRITING CALLS ON INDEXES

    Because exercises of index options are settled in cash, a call writer such as the Fund cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific stocks, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. However, the Fund will write call options on indexes only under the circumstances described above.

    Price movements in the Fund's portfolio probably will not correlate precisely with movements in the level of the index and, therefore, the Fund bears the risk that the price of the securities held by the Fund may not increase as much as the index. In such event, the Fund would bear a loss on the call which is not completely offset by movements in the price of the Fund's portfolio. It is also possible that the index may rise when the Fund's portfolio of stocks does not rise. If this occurred, the Fund would experience a loss on the call which is not offset by an increase in the value of its portfolio and might also experience a loss in its portfolio. However, because the value of a diversified portfolio will, over time, tend to move in the same direction as the market, movements in the value of the Fund in the opposite direction as the market would be likely to occur for only a short period or to a small degree.


    Unless the Fund has other liquid assets which are sufficient to satisfy the exercise of a call, the Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the Fund fails to anticipate an exercise, it may have to borrow (in amounts not exceeding 33 1/3% of the Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

    When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell stocks in its portfolio. As with stock options, the Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where the Fund would be able to deliver the underlying securities in settlement, the Fund may have to sell part of its investment portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Fund has written is "covered" by an index call held by the Fund with the same strike price, the Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Fund exercises the call it holds or the time the Fund sells the call which, in either case, would occur no earlier than the day following the day the exercise notice was filed.

    SPECIAL RISKS OF PURCHASING PUTS AND CALLS ON INDEXES. If the Fund holds an index option and exercises it before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiple) to the assigned writer. Although the Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cut off time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cut off times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

    ADDITIONAL RISKS OF PURCHASING OTC OPTIONS. OTC options are subject to certain risks not present with exchange traded options. It is not possible to effect a closing transaction in OTC options in the same manner as listed options because a clearing corporation is not interposed between the buyer and seller of the option. In order to terminate the obligation represented by an OTC option, the holder must agree to the termination of the OTC option and may be unable or unwilling to do so on terms acceptable to the writer. In any event, a cancellation, if agreed to, may require the writer to pay a premium to the counterparty. Although it does not eliminate counterparty risk, the Fund may be able to eliminate the market risk of an option it has written by writing or purchasing an offsetting position with the same or another counterparty. However, the Fund would remain exposed to each counterparty's credit risk on the call or put option until such option is exercised or expires. There is no guarantee that the Fund will be able to write put or call options, as the case may be, that will effectively offset an existing position.


    OTC options are issued in privately negotiated transactions exempt from registration under the Securities Act of 1933 and, as a result, are generally subject to substantial legal and contractual limitations on sale. As a result, there is no secondary market for OTC options and the staff of the Securities and Exchange Commission (the SEC or Commission) has taken the position that OTC options held by an investment company, as well as securities used to cover OTC options written by one, are illiquid securities, unless the Fund and its counterparty have provided for the Fund at its option to unwind the option. Such provisions ordinarily involve a payment by the Fund to the counterparty to compensate it for the economic loss caused by an early termination. In the absence of a negotiated unwind provision, the Fund may be unable to terminate its obligation under a written option or to enter into an offsetting transaction eliminating its market risk.


    There are currently legal and regulatory limitations on the Fund's purchase or sale of OTC options. These limitations are not fundamental policies of the Fund and the Fund's obligation to comply with them could be changed without approval of the Fund's shareholders in the event of modification or elimination of such laws or regulations in the future.

    There can be no assurance that the Fund's use of OTC options will be successful and the Fund may incur losses in connection with the purchase and sale of OTC options.

    FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS


    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade to better manage or reduce certain risks of its investments and to attempt to enhance return in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission. These futures contracts and options thereon will be on stock indexes and foreign currencies. The Fund may also purchase futures contracts on debt securities, including U.S. government securities and aggregates of debt securities. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies.



    A stock index futures contract is an agreement to purchase or sell cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. Unlike the cash market, where a physical commodity is being traded for immediate or spot delivery, for which a seller receives payment as soon as delivery is made, no physical delivery of the underlying stocks in the index is made. The agreement in other types of futures contracts is for deferred delivery of currency or financial instruments.



    Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act), are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for BONA FIDE hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's portfolio.


    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

    There are several risks in connection with the use of futures contracts as a hedging device. Due to the imperfect correlation between the price of futures contracts and movements in the prices of equity securities or a currency or group of currencies, the price of a futures contract may move more or less than the price of the equity securities or currencies being hedged. Therefore, a correct forecast of equity prices, currency rates, market trends or international political trends by the investment adviser may still not result in a successful hedging transaction.

    Although the Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market or an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event the Fund could not close a futures position and the value of such position declined, the Fund would be required to continue to make daily cash payments of variation margin. However, in the event a futures contract has been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee the price movements of the securities will, in fact, correlate with the price movements in the futures contracts and thus provide an offset to losses on a futures contract.

    The Fund will use stock index futures and currency futures and options on futures in a manner consistent with CFTC regulations. The Fund may also enter into futures or related options contracts for return enhancement and risk management purposes if the aggregate initial margin and option premiums do not exceed 5% of the liquidation value of the Fund's total assets.

    Futures contracts and related options are generally subject to segregation requirements of the Commission and the coverage requirements of the CFTC. If the Fund does not hold the security or currency underlying the futures contract, the Fund will be required to segregate on an ongoing basis with its Custodian cash or other liquid assets in an amount at least equal to the Fund's obligations with respect to such futures contracts. The Fund may place and maintain cash, securities and similar investments with a futures commissions merchant in amounts necessary to effect the Fund's transactions in exchange-traded futures contracts and options thereon, provided certain conditions are satisfied.


    Successful use of futures contracts and options thereon by the Fund is also subject to the ability of the Fund's Manager or investment adviser to forecast movements in the direction of the market and interest rates and other factors affecting equity securities and currencies generally. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. For example, if the Fund has hedged against the possibility of an increase in the price of securities in its portfolio and the price of such securities increases instead, the Fund will lose part or all of the benefit of the increased value of its securities because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, to meet daily variation margin requirements, it may need to sell securities to meet such requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.


    The hours of trading of futures contracts may not conform to the hours during which the Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets. In addition, certain futures exchanges or boards of trade have daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day.

    POSITION LIMITS. Transactions by the Fund in futures contracts and options will be subject to limitations, if any, established by each of the exchanges, boards of trade or other trading facilities (including Nasdaq) governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of futures contracts and options which the Fund may write or purchase may be affected by the futures contracts and options written or purchased by other investment advisory clients of the investment adviser. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.


RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

    Participation in the options or futures markets and in currency exchange transactions involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

REPURCHASE AGREEMENTS


    The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized by U.S. government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.


    The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.


    The Fund participates in a joint repurchase agreement account with other investment companies managed by Prudential Investments LLC pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans do not exceed in the aggregate 33 1/3% of the value of the Fund's total assets and that the loans are callable at any time by the Fund. The loans must at all times be secured by cash or other liquid assets or secured by an irrevocable letter of credit in favor of the Fund in an amount equal to at least 100%, determined daily, of the market value of the loaned securities. The collateral is segregated pursuant to applicable regulations. During the time portfolio securities are on loan, the borrower will pay the Fund an amount equivalent to any dividend or interest paid on such securities and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest and dividends on the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral which will be invested in short-term obligations.

    A loan may be terminated by the borrower or Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

BORROWING


    The Fund may borrow up to 33 1/3% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of the Fund's total assets unless this policy is changed by the Board of Directors.


ILLIQUID SECURITIES

    The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

    Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (NASD).

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

(3) dealer undertakings to make a market in the security and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

SHORT SELLING


    The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sales). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest which accrued during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will segregate with the Fund's custodian cash or other liquid assets, at such a level that
(i) the amount segregated plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short, except that the Fund may enter into uncovered short sales in an amount up to 5% of its total assets. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with a short sale. No more than 25% of the Fund's net assets will be, when added together: (1) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and
(2) segregated in connection with short sales. Short sales against-the-box are not subject to this 25% limit.


    The Fund also may make short sales "against-the-box," in which the Fund enters into a short sale of a security which the Fund owns or has the right to obtain at no added cost. Not more than 25% of the Fund's net assets (determined at the time of the short sale against-the-box) may be subject to such sales.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value.

SECURITIES OF OTHER INVESTMENT COMPANIES


    The Fund may purchase shares of affiliated investment companies as permitted by the Commission. The Fund may invest up to 10% of its total assets in securities of other non-affiliated investment companies. If the Fund does invest in securities of other investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees. See "Investment Restrictions."



    EXCHANGE-TRADED FUNDS. The Fund is permitted to invest in exchange-traded funds. These securities are not traded at net asset value, that is, they can be sold at a premium or with a discount.


SEGREGATED ASSETS

    The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

    When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in high quality money market instruments, including commercial paper of corporations, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks, non-convertible debt securities (corporate and government), obligations issued or guaranteed by the U.S. government, its agencies or its instrumentalities, repurchase agreements (described more fully above) and cash (foreign currencies or U.S. dollars). These instruments will be U.S. dollar denominated or denominated in a foreign currency. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

PORTFOLIO TURNOVER

    As a result of the investment policies described above, the Fund may engage in a substantial number of portfolio transactions. The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions and other transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."

                            INVESTMENT RESTRICTIONS


    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of
(1) 67% of the shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or
(2) more than 50% of the outstanding voting shares.



    The Fund may not:



     1. Purchase the securities of any issuer if, as a result, the Fund would fail to be a diversified company within the meaning of the Investment Company Act of 1940, and the rules and regulations promulgated thereunder, as each may be amended from time to time except to the extent that the Fund may be permitted to do so by exemptive order, SEC release, no-action letter or similar relief or interpretations (collectively, the 1940 Act Laws, Interpretations and Exemptions).



     2. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act Laws, Interpretations and Exemptions. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.



     3. Buy or sell real estate, except that investment in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported or secured by interests in real estate are not subject to this limitation, and except that the Fund may exercise rights relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.



     4. Buy or sell physical commodities or contracts involving physical commodities. The Fund may purchase and sell (i) derivative, hedging and similar instruments such as financial futures contracts and options thereon, and
(ii) securities or instruments backed by, or the return from which is linked to, physical commodities or currencies, such as forward currency exchange contracts, and the Fund may exercise rights relating to such instruments, including the right to enforce security interests and to hold physical commodities and contracts involving physical commodities acquired as a result of the Fund's ownership of instruments supported or secured thereby until they can be liquidated in an orderly manner.



     5. Purchase any security if as a result 25% or more of the Fund's total assets would be invested in the securities of issuers having their principal business activities in the same industry, except for temporary defensive purposes, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.



     6. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.



    The Fund may make loans, including loans of assets of the Fund, repurchase agreements, trade claims, loan participations or similar investments, or as permitted by the 1940 Act Laws, Interpretations and Exemptions. The acquisition of bonds, debentures, other debt securities or instruments, or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers' acceptances or instruments similar to any of the foregoing will not be considered the making of a loan, and is permitted if consistent with the Fund's investment objective.



    For purposes of Investment Restriction 1, the Fund will currently not purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, (i) more than 5% of the Fund's total assets (determined at the time of investment) would be invested in securities of a single issuer and
(ii) the Fund would own more than 10% of the outstanding voting securities of any single issuer.



    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, if the Fund's asset coverage for borrowings permitted by Investment Restriction 2 falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by the 1940 Act Laws, Interpretations and Exemptions.



    Although not fundamental, the Fund has the following additional investment restrictions.


    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions); provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.


    2. Make short sales of securities or maintain a short position, except that up to 5% of the Fund's total assets may be allocated to uncovered short sales.



    3. Make investments for the purpose of exercising control or management.



    4. Invest in securities of other non-affiliated investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets (determined at the time of investment) in such securities of one or more investment companies, or except as part of a merger, consolidation or other acquisition.



    5. Purchase more than 10% of all outstanding voting securities of any one issuer.



    The Fund will provide 60 days' prior written notice to shareholders of a change in the Fund's non-fundamental policy of investing over 80% of its investable assets in the type of investments suggested by the Fund's name.

                             MANAGEMENT OF THE FUND


                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
------------------------                   ------------------                           ---------------------
Saul K. Fenster, Ph.D. (68)           Director                        President (since December 1978) of New Jersey Institute of
                                                                       Technology; Commissioner (since 1998) of the Middle
                                                                       States Association, Commission on Higher Education;
                                                                       Member (since 1985) of the New Jersey Commission on
                                                                       Science and Technology; formerly a director or trustee
                                                                       (1987-1999) of the New Jersey State Chamber of Commerce,
                                                                       Society of Manufacturing Engineering Education
                                                                       Foundation, the Research and Development Council of New
                                                                       Jersey, Prosperity New Jersey, Inc., the Edison
                                                                       Partnership, National Action Council for Minorities in
                                                                       Engineering and IDT Corporation.

Delayne D. Gold (63)                  Director                        Marketing Consultant.

*Robert F. Gunia (55)                 Vice President and Director     Executive Vice President and Chief Administrative Officer
                                                                       (since June 1999) of Prudential Investments; Executive
                                                                       Vice President and Treasurer (since December 1996) of
                                                                       Prudential Investments LLC (PI); President (since April
                                                                       1999) of Prudential Investment Management Services LLC
                                                                       (PIMS); Corporate Vice President (since September 1997)
                                                                       of The Prudential Insurance Company of America
                                                                       (Prudential); formerly Senior Vice President
                                                                       (March 1987-May 1999) of Prudential Securities
                                                                       Incorporated (Prudential Securities); formerly Chief
                                                                       Administrative Officer (July 1989-September 1996),
                                                                       Director (January 1989-September 1996), and Executive
                                                                       Vice President, Treasurer and Chief Financial Officer
                                                                       (June 1987-September 1996) of Prudential Mutual Fund
                                                                       Management, Inc.; Vice President and Director (since
                                                                       May 1989) of The Asia Pacific Fund, Inc.

Douglas H. McCorkindale (62)          Director                        Chief Executive Officer (since February 2001), Chairman
                                                                       (since June 2000) and President (since September 1997) of
                                                                       Gannett Co. Inc. (publishing and media); formerly Vice
                                                                       Chairman (March 1984-May 2000) of Gannett Co. Inc.;
                                                                       Director (since May 2001) of Lockheed Martin Corp.
                                                                       (aerospace and defense); formerly Director of Global
                                                                       Crossing Ltd. (communications); Director of Gannett Co.
                                                                       Inc. and Continental Airlines, Inc.

W. Scott McDonald, Jr. (64)           Director                        Vice President (since 1997) of Kaludis Consulting Group,
                                                                       Inc. (a Sallie Mae company serving higher education);
                                                                       formerly principal (1993-1997) of Scott McDonald &
                                                                       Associates; Chief Operating Officer (1991-1995) of
                                                                       Fairleigh Dickinson University; Executive Vice President
                                                                       and Chief Operating Officer (1975-1991) of Drew
                                                                       University; Interim President (1988-1990) of Drew
                                                                       University; and a founding director of School, College
                                                                       and University Underwriters Ltd.

Thomas T. Mooney (60)                 Director                        President of the Greater Rochester Metro Chamber of
                                                                       Commerce; formerly Rochester City Manager; formerly
                                                                       Deputy Monroe County Executive; Trustee of Center for
                                                                       Governmental Research, Inc.; Director of Blue Cross of
                                                                       Rochester, Monroe County Water Authority and Executive
                                                                       Service Corps of Rochester; Director, President and
                                                                       Treasurer of First Financial Fund, Inc. and The High
                                                                       Yield Plus Fund, Inc.

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
------------------------                   ------------------                           ---------------------
Stephen P. Munn (59)                  Director                        Chairman of the Board (since January 1994) and Director
                                                                       (since 1988) of Carlisle Companies Incorporated
                                                                       (manufacturer of industrial products); formerly Chief
                                                                       Executive Officer (1988-2001) and President of Carlisle
                                                                       Companies Incorporated.

*David R. Odenath, Jr. (44)           President and Director          President (since June 1999) of Prudential Investments;
                                                                       Officer in Charge, President, Chief Executive Officer and
                                                                       Chief Operating Officer (since June 1999) of PI; Senior
                                                                       Vice President (since June 1999) of Prudential; formerly
                                                                       Senior Vice President (August 1993-May 1999) of
                                                                       PaineWebber Group, Inc. (financial services).

Richard A. Redeker (58)               Director                        Fomerly employee of Prudential Investments (October
                                                                       1996-December 1998); formerly President, Chief Executive
                                                                       Officer and Director (October 1993-September 1996) of
                                                                       Prudential Mutual Fund Management, Inc., Executive Vice
                                                                       President, Director and Member of the Operating Committee
                                                                       (October 1993-September 1996) of Prudential Securities;
                                                                       Director (October 1993- September 1996) of Prudential
                                                                       Securities Group, Inc.; Executive Vice President
                                                                       (January 1994-September 1996) of The Prudential
                                                                       Investment Corporation; Director
                                                                       (January 1994-September 1996) of Prudential Mutual Fund
                                                                       Distributors, Inc. and Prudential Mutual Fund
                                                                       Services, Inc.

*Judy A. Rice (53)                    Director                        Executive Vice President (since 1999) of Prudential
                                                                       Investments; Executive Vice President (since 1999) of PI;
                                                                       formerly, various positions to Senior Vice President
                                                                       (1992-1999), Prudential Securities; and various positions
                                                                       to Managing Director (1975-1992), Shearson Lehman
                                                                       Advisors; Governor of the Money Management Institute;
                                                                       Member of the Prudential Securities Operating Council and
                                                                       the National Association for Variable Annuities.

Robin B. Smith (62)                   Director                        Chairman and Chief Executive Officer (since August 1996)
                                                                       of Publishers Clearing House (publishing); formerly
                                                                       President and Chief Executive Officer
                                                                       (January 1988-August 1996) and President and Chief
                                                                       Operating Officer (January 1988-August 1996) of
                                                                       Publishers Clearing House; Director of BellSouth
                                                                       Corporation (since 1992), Texaco Inc. (energy) (since
                                                                       1992), Springs Industries Inc. (home
                                                                       furnishings/specialty fabrics) (since 1993) and Kmart
                                                                       Corporation (retail) (since 1996).

Louis A. Weil, III (60)               Director                        Formerly Chairman (January 1999-July 2000), President and
                                                                       Chief Executive Officer (January 1996-July 2000) and
                                                                       Director (since September 1991) of Central
                                                                       Newspapers, Inc.; formerly Chairman of the Board
                                                                       (January 1996-July 2000), Publisher and Chief Executive
                                                                       Officer (August 1991-December 1995) of Phoenix
                                                                       Newspapers, Inc.

Clay T. Whitehead (63)                Director                        President (since 1983) of National Exchange Inc. (new
 P.O. Box 8090                                                         business development firm).
 McLean, VA 22106-8090

                                                                                        PRINCIPAL OCCUPATIONS
NAME AND ADDRESS** (AGE)                   POSITION WITH FUND                            DURING PAST 5 YEARS
------------------------                   ------------------                           ---------------------
Grace C. Torres (42)                  Treasurer and Principal         Senior Vice President (since January 2000) of PI; formerly
                                       Financial and Accounting        First Vice President (December 1996-January 2000) of PI
                                       Officer                         and First Vice President (March 1993-1999) of Prudential
                                                                       Securities.

Marguerite E. H. Morrison (45)        Secretary                       Vice President and Chief Legal Officer-Mutual Funds and
                                                                       Unit Investment Trusts (since August 2000) of Prudential;
                                                                       Senior Vice President and Assistant Secretary (since
                                                                       February 2001) of PI; previously Vice President and
                                                                       Associate General Counsel (December 1996-February 2001)
                                                                       of PI and Vice President and Associate General Counsel
                                                                       (September 1987-September 1996) of Prudential Securities.

William V. Healey (48)                Assistant Secretary             Vice President and Associate General Counsel (since 1998)
                                                                       of Prudential; Executive Vice President, Secretary and
                                                                       Chief Legal Officer (since February 1999) of PI; Senior
                                                                       Vice President, Chief Legal Officer and Secretary (since
                                                                       December 1998) of PIMS; Executive Vice President, Chief
                                                                       Legal Officer and Secretary (since February 1999) of
                                                                       Prudential Mutual Fund Services LLC; Director (since June
                                                                       1999), ICI Mutual Insurance Company; prior to August
                                                                       1998, Associate General Counsel of the Dreyfus
                                                                       Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A.
                                                                       (Mellon Bank), and an officer and/or director of various
                                                                       affiliates of Mellon Bank and Dreyfus.

Maria G. Master (31)                  Assistant Secretary             Vice President and Corporate Counsel (since August 2001)
                                                                       of Prudential; formerly Financial/Economic Analyst with
                                                                       the Federal Reserve Bank of New York (April 1999-July
                                                                       2001), Associate Attorney of Swidler Berlin Shereff
                                                                       Friedman LLP (March 1997-April 1999) and Associate
                                                                       Attorney of Riker, Danzig, Scherer, Hyland & Perretti LLP
                                                                       (August 1995-March 1997).


------------


* "Interested" Director, as defined in the 1940 Act, by reason of an affiliation with the Manager, investment adviser or Distributor.



** Unless otherwise noted, the address of the Directors and officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.


    The officers conduct and supervise the daily business operations of the Fund, while the Directors, in addition to their functions set forth under "Manager" and "Distributor," oversee such actions and decide on general policy.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.


    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers and employees of the Fund as well as the fees and expenses of all Directors of the Fund who are "affiliated persons" of the Manager or the investment adviser. The Fund pays each of its Directors who is not an affiliated person of the Manager or the investment adviser annual compensation in addition to certain out-of-pocket expenses. Directors who serve on Fund Committees may receive additional compensation. The amount of annual compensation paid to each Director who is not an affiliated person of the Manager or the investment adviser may change as a result of the introduction of additional funds on the boards of which the Director may be asked to serve.


    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of Directors' fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury bills at the beginning of each calendar quarter or, pursuant to a Commission exemptive order, at the daily rate of return of any Prudential mutual fund. Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended October 31, 2001 to the Directors who are not affiliated with the Manager and the aggregate compensation paid to such Directors for service on the Fund's Board and the boards of all other investment companies managed by PI (Fund Complex) for the calendar year ended December 31, 2000.


                               COMPENSATION TABLE


                                                                                  TOTAL
                                                                               COMPENSATION
                                                                                FROM FUND
                                                               AGGREGATE         AND FUND
                                                              COMPENSATION     COMPLEX PAID
NAME OF DIRECTOR                                               FROM FUND       TO DIRECTORS
----------------                                              ------------   ----------------
Saul K. Fenster.............................................     $1,217      $ 91,666(27/82)*
Delayne Dedrick Gold........................................     $1,217      $173,000(38/58)*
Robert F. Gunia+............................................    None               None
Douglas H. McCorkindale**...................................     $1,217      $110,000(21/42)*
W. Scott McDonald, Jr.......................................     $1,217      $ 91,666(27/82)*
Thomas T. Mooney**..........................................     $1,217      $173,000(32/65)*
Stephen P. Munn.............................................     $1,233      $114,000(24/41)*
David R. Odenath, Jr.+......................................    None               None
Richard A. Redeker..........................................     $1,217      $110,000(24/41)*
Judy A. Rice+...............................................    None               None
Robin B. Smith**............................................     $1,217      $114,000(27/35)*
Louis A. Weil, III..........................................     $1,217      $114,000(24/41)*
Clay T. Whitehead...........................................     $1,250      $173,000(35/59)*


------------


  * Indicates number of funds/portfolios in Fund Complex to which aggregate compensation relates.



 ** Although the last column shows the total amount paid to the Directors from the Fund Complex during the calendar year ended December 31, 2000, such compensation was deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest and the selected Prudential fund's rate of return, total compensation amounted to approximately $124,810, $179,810 and $106,992 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.


  + Directors who are "interested" do not receive compensation from the Fund or any fund in the Fund Complex.


    The Board of Directors has an Audit Committee, which consists of all of the Directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager (Independent Directors). This Committee makes recommendations to the full Board of Directors with respect to the engagement of the independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial statements. This Committee met four times during the fiscal year ended October 31, 2001.



    The Board of Directors also has a Nominating Committee, which also consists of all of the Independent Directors. This Committee recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between Annual Meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. This Committee did not meet during the fiscal year ended October 31, 2001.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.


    As of December 7, 2001, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of the Fund. As of such date, there were no beneficial owners of more than 5% of any class of shares of the Fund.



    As of December 7, 2001, Prudential Securities was the record holder for other beneficial owners of 1,587,924 Class A shares (approximately 72% of such shares outstanding), 4,165,954 Class B shares (approximately 72.2% of such shares outstanding), 573,892 Class C shares (approximately 77% of such shares outstanding) and 192,722 Class Z shares (approximately 94% of such shares outstanding) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of proxy materials to beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

MANAGER AND INVESTMENT ADVISER


    The manager of the Fund is Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed--Manager" in the Prospectus of the Fund. As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.



    PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.



    Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PI is obligated to keep certain books and records of the Fund.



    PI is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. PI will continue to have responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.



    PI will review the performance of all investment advisers and make recommendations to the Board of Directors with respect to the retention of investment advisers and the renewal of contracts. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street, the Fund's custodian (the Custodian), and PMFS. The management services of PI for the Fund are not exclusive under the terms of the Management Agreement and PI is free to, and does, render management services to others.



    For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .60 of 1% of the Fund's average daily net assets. The fee is computed daily and payable monthly.



    In connection with its management of the corporate affairs of the Fund, PI bears the following expenses:



    (a) the salaries and expenses of all personnel of the Fund and the Manager, except the fees and expenses of Directors who are not affiliated persons of PI or the Fund's investment adviser;



    (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and



    (c) the costs and expenses payable to any investment adviser pursuant to the subadvisory agreement between PI and such investment adviser (the Subadvisory Agreement).



    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Directors who are not affiliated with the Manager or any investment adviser, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying notice filing fees under state securities laws,
(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

    The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.



    For the fiscal year ended October 31, 2001, the fiscal period ended October 31, 2000 and the fiscal year ended March 31, 2000, PI received management fees of $550,407, $347,194 and $847,276, respectively.



    PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the investment adviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the investment adviser, subject to the supervision of PI, is responsible for managing the assets of the Fund in accordance with its investment objectives, investment program and policies. The investment adviser determines what securities and other instruments are purchased and sold for the Fund and is responsible for obtaining and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises its performance of such services. Until January 1, 2000, PIM was reimbursed by PI for the reasonable costs and expenses incurred by PIM in furnishing those services. Effective January 1, 2000, PIM is paid by PI at an annual rate of .390 of 1% of the Fund's average daily net assets. For the fiscal year ended October 31, 2001 and fiscal period ended October 31, 2000, PI paid PIM $357,765 and $225,676, respectively, for its investment advisory services to the Fund.



    The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or PIM upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. As discussed in the Prospectus, PI employs PIM under a "manager of managers" structure that allows PI to replace the investment adviser or amend the Subadvisory Agreement without seeking shareholder approval.


PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLANS

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. See "How the Fund is Managed -- Distributor" in the Prospectus.


    Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively, the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares, respectively. The Distributor also incurs the expenses of distributing the Class Z shares under the Distribution Agreement with the Fund, none of which are reimbursed by or paid for by the Fund.


    The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

    Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

    The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


    CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor has contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending October 31, 2002 and contractually agreed to limit its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% for the fiscal year ended October 31, 2001.



    For the fiscal year ended October 31, 2001, the Distributor received payments of $57,203 under the Class A Plan and spent approximately $80,964 in distributing the Fund's Class A shares. This amount was primarily expended for payment of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended October 31, 2001, the Distributor also received approximately $26,200 in initial sales charges in connection with the sale of Class A shares.


    CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund pays the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provide that (1) .25 of 1% of the average daily net assets of the Class B and Class C shares, respectively, may be paid as a service fee and (2) .75 of 1% (not including the service fee) may be paid for distribution-related expenses with respect to the Class B and Class C shares, respectively (asset-based sales charge). The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, an initial sales charge.


    CLASS B PLAN. For the fiscal year ended October 31, 2001, the Distributor received $596,540 from the Fund under the Class B Plan and spent approximately $781,000 in distributing the Fund's Class B shares. It is estimated that of the latter amount approximately 1.6% ($12,200) was spent on printing and mailing of prospectuses to other than current shareholders; 6.0% ($47,100) was spent on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation on account of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and 92.4% ($721,700) on the aggregate of (1) payments of commissions and account servicing fees to financial advisers (18.3% or $142,900) and (2) an allocation on account of overhead and other branch office distribution-related expenses (74.1% or $578,800). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies,
(b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.



    The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended October 31, 2001, the Distributor received approximately $169,400 in contingent deferred sales charges attributable to Class B shares.



    CLASS C PLAN. For the fiscal year ended October 31, 2001, the Distributor received $75,135 under the Class C Plan and spent approximately $70,100 in distributing Class C shares. It is estimated that of the latter amount approximately 2.3% ($1,600) was spent on printing and mailing of prospectuses to other than current shareholders; .2% ($100) on compensation to brokers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses incurred for distribution of Fund shares; and 97.5% ($68,400) on the aggregate of
(1) payments of commissions and account servicing fees to financial advisers (86.7% or $60,800) and (2) an allocation on account of overhead and other branch office distribution-related expenses (10.8% or $7,600).



    The Distributor also receives initial sales charges and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended October 31, 2001, the Distributor received approximately $800 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended October 31, 2001, the Distributor received approximately $9,200 in initial sales charges attributable to Class C shares.


    Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

    The Class A, Class B and Class C Plans will continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B, or Class C Plan or in any agreement related to the Plans (the Rule 12b-1 Directors), at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 60 days', nor less than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class, and all material amendments are required to be approved by the Board of Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be obligated to pay expenses incurred under any Plan if it is terminated or not continued.

    Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

    In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager or one of its affiliates, may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of securities sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


    PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A shares as described above. Fee waivers and subsidies increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

    Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not required to be included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the portfolio securities of the Fund and cash and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


    Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. For these services, PMFS receives an annual fee per shareholder account of $9.50, a new account set-up fee of $2.00 for each manually established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communication expenses and other costs.



    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants, and in that capacity audits the annual financial statements of the Fund.


CODES OF ETHICS


    The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                    BROKERAGE ALLOCATION AND OTHER PRACTICES


    The Manager is responsible for decisions to buy and sell securities, futures and options on securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. The term "Manager" as used in this section includes the investment adviser. Brokers may receive negotiated brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker). Brokerage commissions on United States securities, options and futures exchanges or boards of trade are subject to negotiation between the Manager and the broker or futures commission merchant.



    Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal, except in accordance with rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves an affiliated broker acting as principal with respect to any part of the Fund's order.


    In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of price and efficient execution. The Manager seeks to effect each transaction at a price and commission that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer or futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transaction costs in excess of that which another firm might have charged for effecting the same transaction.

    When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research related products and/or services, such as research reports, research compilations, statistical and economic data, computer databases, quotation equipment and services, research oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultants. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

    The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


    When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to aggregate the transactions in order to obtain the most favorable price of lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.



    Subject to the above considerations, an affiliated broker may act as a securities broker or futures commission merchant for the Fund. In order for an affiliated broker to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the non-interested Directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage and futures transactions with Prudential Securities (or any affiliate) are also subject to such fiduciary standards as may be imposed upon Prudential Securities (or such affiliate) by applicable law.


    Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.


    The table below sets forth information concerning the payment of commissions by the Fund, including commissions paid to Prudential Securities, for the fiscal year ended October 31, 2001, the fiscal period ended October 31, 2000 and the year ended March 31, 2000.



                                                                    FISCAL
                                               YEAR ENDED        PERIOD ENDED       YEAR ENDED
ITEM                                        OCTOBER 31, 2001   OCTOBER 31, 2000   MARCH 31, 2000
----                                        ----------------   ----------------   --------------
Total brokerage commissions paid by the
  Fund....................................      $113,614           $149,989          $313,261
Total brokerage commissions paid to
  Prudential Securities and its foreign
  affiliates..............................      $      0           $      0          $ 10,588
Percentage of total brokerage commissions
  paid to Prudential Securities and its
  foreign affiliates......................             0%                 0%             3.38%



    Of the total brokerage commissions paid during the fiscal year ended October 31, 2001, $0 (or 0%) were paid to firms which provide research, statistical or other services to PI.



    The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at October 31, 2001. As of October 31, 2001, the Fund held securities of Credit Suisse First Boston Corp. and Salomon Smith Barney, Inc. in the aggregate amounts of $519,335 and $519,335, respectively.

               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

    The Fund is authorized to issue 2 billion shares of common stock, $.001 per share divided into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

    Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share of each class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% or more of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.



    Under the Articles of Incorporation, the Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.


    The Directors have the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

    Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charges. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

    PURCHASE BY WIRE. For an initial purchase of shares of the Fund by wire, you must complete an application and telephone PMFS at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. Instructions should then be given by you to your bank to transfer funds by wire to State Street Bank and Trust Company (State Street), Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Tax-Managed Small-Cap Fund, Inc., specifying on the wire the account number assigned by PMFS and your name and identifying the class in which you are investing (Class A, Class B, Class C or Class Z shares).

    If you arrange for receipt by State Street of federal funds prior to the calculation of NAV (generally 4:00 p.m., New York time; 4:15 p.m., New York time until January 15, 2002), on a business day, you may purchase shares of the Fund as of that day.


    In making a subsequent purchase order by wire, you should wire State Street directly and should be sure that the wire specifies Prudential Tax-Managed Small-Cap Fund, Inc., Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call PMFS to make subsequent purchase orders utilizing federal funds. The minimum amount which may be invested by wire is $1,000.

ISSUANCE OF FUND SHARES FOR SECURITIES

    Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to: (1) reorganizations, (2) statutory mergers, or
(3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


    Under the current distribution arrangements between the Fund and the Distributor, Class A shares are sold with a maximum sales charge of 5%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at NAV. Using the NAV of the Fund at October 31, 2001, the maximum offering price of the Fund's shares is as follows:



CLASS A
Net asset value and redemption price per Class A share......      $9.36
Maximum sales charge (5% of offering price).................        .49
                                                                  -----
Maximum offering price......................................      $9.85
                                                                  =====
CLASS B
Net asset value, offering price and redemption price to
 public per Class B share*..................................      $9.08
                                                                  =====
CLASS C
Net asset value and redemption price per Class C share*.....      $9.08
Sales charge (1% of offering price).........................        .09
                                                                  -----
Offering price to public....................................      $9.17
                                                                  =====
CLASS Z
Net asset value, offering price and redemption price per
 Class Z share..............................................      $9.44
                                                                  =====


       -------------------

        * Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

    The following is provided to assist you in determining which method of purchase best suits your individual circumstances and is based on current fees and expenses being charged to the Fund:

    If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to an initial sales charge of 5% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6 year period, you should consider purchasing Class C shares over either Class A or Class B shares.

    If you intend to hold your investment for longer than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, you should consider purchasing Class B or Class C shares over Class A shares. This is because the initial sales charge plus the cumulative annual distribution-related fee on Class A shares would exceed those of the Class B and Class C shares if you redeem your investment during this time period. In addition, more of your money would be invested initially in the case of Class C shares, because of the relatively low initial sales charge, and all of your money would be invested initially in the case of Class B shares, which are sold at NAV.

    If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

    If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or Class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

    If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B or Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus the cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGE--CLASS A SHARES

    BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:

    - officers of the Prudential mutual funds (including the Fund)


    - employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent



    - employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer


    - Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries

    - members of the Board of Directors of Prudential

    - real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate Affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

    - registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

    - investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
      (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

    - investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

    - orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)

    - orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).

    Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


    For an investor to obtain any reduction or waiver of the initial sales charge, at the time of the sale either the Transfer Agent must be notified directly by the investor or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charge is imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.


    COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charge applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

    An eligible group of related Fund investors includes any combination of the following:

    - an individual

    - the individual's spouse, their children and their parents

    - the individual's and spouse's Individual Retirement Account (IRA)

    - any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

    - a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

    - a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

    - one or more employee benefit plans of a company controlled by an individual.

    In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).

    The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege do not apply to individual participants in any retirement or group plans.


    LETTERS OF INTENT. Reduced sales charges are also available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.



    For purposes of the Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.



    A Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.



    The Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. If the goal is exceeded in an amount which qualifies for a lower sales charge, a price adjustment is made by refunding to the investor the amount of excess sales charge, if any, paid during the thirteen-month period. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.


    The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

    The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares-- Contingent Deferred Sales Charge" below.

    The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

    The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at (800) 353-2847.


    INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


CLASS Z SHARES

    BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

    MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

    - mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

    - mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

    Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

    OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

    - certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

    - current and former Director/Trustees of the Prudential mutual funds (including the Fund)

    - Prudential, with an investment of $10 million or more.

    In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee, from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

    Reduced sales charges are also available through rights of accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

    The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES


    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (generally, 4:00 p.m., New York time; 4:15 p.m., New York time until
January 15, 2002) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


    If you hold shares of the Fund through Prudential Securities, you must redeem your shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

    If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services,
P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.


    EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time (4:15 p.m., New York time until January 15, 2002), to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund--Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at
(800) 225-1852.


    SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000,
(2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or
(4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

    Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through a broker, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.


    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a net asset value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.


    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.


    CONTINGENT DEFERRED SALES CHARGE

    Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year in the case of shares bought before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to you. The CDSC will be imposed on any redemption by you which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by you for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before

November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of your shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

    The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

    The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                                              CONTINGENT DEFERRED SALES
                                                               CHARGE AS A PERCENTAGE
                    YEAR SINCE PURCHASE                        OF DOLLARS INVESTED OR
                        PAYMENT MADE                             REDEMPTION PROCEEDS
------------------------------------------------------------  -------------------------
First.......................................................           5.0%
Second......................................................           4.0%
Third.......................................................           3.0%
Fourth......................................................           2.0%
Fifth.......................................................           1.0%
Sixth.......................................................           1.0%
Seventh.....................................................           None

    In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payments for the purchase of Fund shares made during the preceding six years and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

    For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

    For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

    WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder or, in the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

    The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

    Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.

    SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached.

    In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

    You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

    In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                              REQUIRED DOCUMENTATION
Death                                           A copy of the shareholder's death certificate or, in
                                                the case of a trust, a copy of the grantor's death
                                                certificate, plus a copy of the trust agreement
                                                identifying the grantor.

Disability--An individual will be               A copy of the Social Security Administration award
considered disabled if he or she is             letter or a letter from a physician on the
unable to engage in any substantial             physician's letterhead stating that the shareholder
gainful activity by reason of any               (or, in the case of a trust, the grantor (a copy of
medically determinable physical or              the trust agreement identifying the grantor will be
mental impairment which can be expected         required as well)) is permanently disabled. The
to result in death or to be of                  letter must also indicate the date of disability.
long-continued and indefinite duration.

Distribution from an IRA or                     A copy of the distribution form from the custodial
403(b) Custodial Account                        firm indicating (i) the date of birth of the
                                                shareholder and (ii) that the shareholder is over
                                                age 59 1/2 and is taking a normal
                                                distribution--signed by the shareholder.

Distribution from Retirement Plan               A letter signed by the plan administrator/trustee
                                                indicating the reason for the distribution.

Excess Contributions                            A letter from the shareholder (for an IRA) or the
                                                plan administrator/ trustee on company letterhead
                                                indicating the amount of the excess and whether or
                                                not taxes have been paid.


The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE--CLASS C SHARES

    BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE--CLASS B SHARES

    Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

    Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(i) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (ii) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

    For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.62%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

    Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A than Class B shares converted.

    For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

    The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                         SHAREHOLDER INVESTMENT ACCOUNT


    Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

    For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five full business days prior to the record date to have subsequent dividends or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

    The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.


    It is contemplated that the exchange privilege may be applicable to new mutual funds, whose shares may be distributed by the Distributor.



    In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, your telephone call will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


    If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

    If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

    You may also exchange shares by mail by writing to Prudential Mutual Funds Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

    In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to Prudential Mutual Fund Services LLC, at the address noted above.

    CLASS A. Shareholders of the Fund may exchange their Class A shares for shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares of the Prudential mutual funds participating in the exchange privilege.

    The following money market funds participate in the Class A exchange privilege:

       Prudential California Municipal Fund
         (California Money Market Series)
       Prudential Government Securities Trust
         (Money Market Series)
         (U.S. Treasury Money Market Series)
       Prudential Municipal Series Fund
         (New Jersey Money Market Series)
         (New York Money Market Series)
       Prudential MoneyMart Assets, Inc. (Class A shares)
       Prudential Tax-Free Money Fund, Inc.


    CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc. No CDSC will be payable upon such exchange, but a CDSC may be payable upon the redemption of the Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the fund in which shares were initially purchased and the purchase date will be deemed to be the date of the initial purchase, rather than the date of the exchange.



    Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

    At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively, without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares of other funds, respectively, without being subject to any CDSC.

    CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


    SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in the account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.


    Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange. Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

    Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

    Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on 60 days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

    Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


    Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)


    The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)

PERIOD OF
MONTHLY INVESTMENTS:                                    $100,000   $150,000   $200,000   $250,000
--------------------                                    --------   --------   --------   --------
25 Years..............................................   $  105     $  158     $  210     $  263
20 Years..............................................      170        255        340        424
15 Years..............................................      289        433        578        722
10 Years..............................................      547        820      1,093      1,366
 5 Years..............................................    1,361      2,041      2,721      3,402

See "Automatic Investment Plan."

------------

    (1)Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-1999 academic year.


    (2)The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


    Under AIP, an investor may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing his or her bank account or brokerage account to be debited to invest specified dollar amounts in shares of the Fund. The investor's bank must be a member of the Automatic Clearing House System. Stock certificates are not issued to AIP participants.


    Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


    A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or your broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


    In the case of shares held through the Transfer Agent (1) a $10,000 minimum account value applies, (2) withdrawals may not be for less than $100 and (3) the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


    The Transfer Agent, the Distributor or your broker, acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


    Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.

    Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the sales charges applicable to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the plan, particularly if used in connection with a retirement plan.

TAX-DEFERRED RETIREMENT PLANS

    Various qualified retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under Section 403(b)(7)of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, and the administration, custodial fees and other details is available from the Distributor or the Transfer Agent.

    Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

    INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, an 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

   TAX-DEFERRED COMPOUNDING(1)
CONTRIBUTIONS  PERSONAL
 MADE OVER:    SAVINGS     IRA
-------------  --------  --------
10 years       $ 26,165  $ 31,291
15 years         44,675    58,649
20 years         68,109    98,846
25 years         97,780   157,909
30 years        135,346   244,692

------------

  (1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

    From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as, to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

    The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.


                                NET ASSET VALUE



    The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at 4:00 p.m., New York time (4:15 p.m., New York time until January 15, 2002), after the close of regular trading on the New York Stock Exchange (NYSE). The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or days on which changes in the value of the Fund's portfolio securities do not affect its NAV. The NYSE is closed on the following holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



    Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sales price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes that are listed on an exchange and futures contracts and options on futures contracts traded on an exchange or board of trade are valued at the last sale price on such exchange or board of trade or, if there was no sale on the applicable exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade (or at the last bid price in the absence of an asked price). Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank, dealer or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.



    Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or the Manager (or Valuation Committee or Board of Directors), does not represent fair value, are valued by the Valuation Committee or Board of Directors in consultation with the investment adviser or the Manager, including, as applicable, their portfolio managers, traders, research and credit analysts and legal and compliance personnel, on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the investment adviser or the Manager regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential mutual funds. Debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the Manager or the investment adviser, does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker.


    Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares because Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV per share of each class will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS


    The Fund is qualified as, intends to remain qualified as and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund. The Fund had a capital loss carryforward for federal income tax purposes at October 31, 2001, of approximately $47,012,700, of which $39,314,000 expires in 2007 and $7,698,700 expires in 2008.



    Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of the Fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from interest, dividends, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year (1) at least 50% of the value of the Fund's assets is represented by cash and cash items, U.S. government securities or the securities of other regulated investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (2) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.


    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior calendar year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.


    Gains or losses on sales of securities by the Fund generally will be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds an offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on (i) the shareholder's income tax bracket; (ii) whether the securities were held by the Fund for more than five years; and (iii) the date on which the securities were acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which respectively may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.



    Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. 60% of any gain or loss recognized on such deemed sales and on actual dispositions will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.


    Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indexes will be capital gain or loss and will be long-term or short-term depending upon the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a "straddle," the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.


    Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized may be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.


    Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.


    Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

    Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

    A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


    Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are generally subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences resulting from their investment in the Fund.


    Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

    The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

    The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its PRO RATA share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to meet the requirements of the Internal Revenue Code for "passing-through" to its shareholders any foreign income taxes paid.

    Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

    AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Average annual total return is computed according to the following formula:

                                        n
                                  P(1+T) = ERV

Where: P = a hypothetical initial payment of $1,000.

      T = average annual total return.

      n = number of years.


      ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).



    Average annual total return takes into account any applicable initial or deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.



    Below are the average annual total returns for the Fund's share classes for the periods ended October 31, 2001.



                                                    1 YEAR        SINCE INCEPTION (11-10-97)
                                                   --------       --------------------------
Class A                                             (10.90)%                 (2.51)%
Class B                                             (11.71)%                 (2.50)%
Class C                                              (8.91)%                 (2.26)%
Class Z                                              (6.07)%                 (1.03)%



    AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).



    Average annual total return (after taxes on distributions and redemption) is computed according to the following formula:



                     P(1+T)TO THE POWER OF n = ATV(D or DR)



Where: P = a hypothetical initial payment of $1,000.



      T =average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).



      n = number of years.



      ATV (D or DR)



         ATV (D) =ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.



         ATV (DR) =ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption.



    Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.



    Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended October 31, 2001.



                       1 YEAR    SINCE INCEPTION (11-10-97)
                       ------    --------------------------
Class A..............  (10.90)%             (2.67)%
Class B..............  (11.71)%             (2.66)%
Class C..............   (8.91)%             (2.41)%
Class Z..............   (6.07)%             (1.19)%

    Below are the average annual total returns (after taxes on distributions and redemption) for the periods ended October 31, 2001:



                          1 YEAR        SINCE INCEPTION (11-10-97)
                       -------------    --------------------------
Class A..............     (6.64)%             (2.07)%
Class B..............     (7.13)%             (2.07)%
Class C..............     (5.43)%             (1.87)%
Class Z..............     (3.70)%             (0.90)%


    AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for Class A, Class B, Class C and Class Z shares.

    Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:

                                    ERV - P
                                    -------

                                       P

Where: P = a hypothetical initial payment of $1,000.


       ERV = ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof).


    Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


    Below are the aggregate total returns for the Fund's share classes for the periods ended October 31, 2001.



                          1 YEAR        SINCE INCEPTION (11-10-97)
                       -------------    --------------------------
Class A..............     (6.21)%             (4.86)%
Class B..............     (7.06)%             (7.77)%
Class C..............     (7.06)%             (7.77)%
Class Z..............     (6.07)%             (4.02)%



    ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.


    From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.

    The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.(1)


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

      PERFORMANCE
COMPARISON OF DIFFERENT
 TYPES OF INVESTMENTS
  OVER THE LONG TERM
(12/31/1925-12/31/2000)
COMMON STOCKS            LONG-TERM GOV'T. BONDS  INFLATION
11.1%                                      5.3%       3.1%

------------


    (1) Source: Ibbotson Associates. Used with permission. All rights reserved. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.



                              FINANCIAL STATEMENTS



    The Fund's financial statements for the fiscal year ended October 31, 2001, incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-08167), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852, or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                   APPENDIX I--GENERAL INVESTMENT INFORMATION

    The following terms are used in mutual fund investing.

ASSET ALLOCATION

    Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

    Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

    Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

    Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years--the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

    Market timing--buying securities when prices are low and selling them when prices are relatively higher--may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

    Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

    Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                    APPENDIX II--HISTORICAL PERFORMANCE DATA

    The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


    The following chart shows the long-term performance of various asset classes and the rate of inflation.


               EACH INVESTMENT PROVIDES A DIFFERENT OPPORTUNITY.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


VALUE OF $1.00 INVESTED ON
1/1/1926 THROUGH 12/31/2000  SMALL STOCKS  COMMON STOCKS  LONG-TERM BONDS  TREASURY BILLS  INFLATION
1926
1936
1946
1956
1966
1976
1986
2000                            $6,402.23      $2,586.52           $48.86          $16.56      $9.75

Source: Ibbotson Associates. Used with permission. All rights reserved. This chart is for illustrative purposes only and is not indicative of the past, present, or future performance of any asset class or any Prudential mutual fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).

    Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1990 through 2000. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.

    All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary--Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS

     YEAR                      1990     1991     1992    1993    1994    1995     1996    1997    1998    1999     2000
   -------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   TREASURY
   BONDS(1)                      8.5%    15.3%    7.2%   10.7%   (3.4)%   18.4%    2.7%    9.6%    10.0%  (2.56)%   13.52%
   -------------------------------------------------------------------------------------------------------------------------
   U.S. GOVERNMENT
   MORTGAGE
   SECURITIES(2)                10.7%    15.7%    7.0%    6.8%   (1.6)%   16.8%    5.4%    9.5%     7.0%   1.86%    11.16%
   -------------------------------------------------------------------------------------------------------------------------
   U.S. INVESTMENT GRADE
   CORPORATE BONDS(3)            7.1%    18.5%    8.7%   12.2%   (3.9)%   22.3%    3.3%   10.2%     8.6%  (1.96)%    9.39%
   -------------------------------------------------------------------------------------------------------------------------
   U.S. HIGH YIELD
   BONDS(4)                     (9.6)%   46.2%   15.8%   17.1%   (1.0)%   19.2%   11.4%   12.8%     1.6%   2.39%    (5.86)%
   -------------------------------------------------------------------------------------------------------------------------
   WORLD GOVERNMENT
   BONDS(5)                     15.3%    16.2%    4.8%   15.1%    6.0%    19.6%    4.1%   (4.3)%    5.3%  (5.07)%   (2.63)%
   -------------------------------------------------------------------------------------------------------------------------
   -------------------------------------------------------------------------------------------------------------------------
   DIFFERENCE BETWEEN
   HIGHEST
   AND LOWEST RETURNS
   PERCENT                      24.9     30.9    11.0    10.3     9.9      5.5     8.7    17.1      8.4    7.46     19.10


(1)LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2)LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3)LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S. dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year.

(4)LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.
Source: Lipper, Inc.

(5)SALOMON SMITH BARNEY WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.

    This chart illustrates the performance of major world stock markets for the period from December 31, 1985 through December 31, 2000. It does not represent the performance of any Prudential mutual fund.

           AVERAGE ANNUAL TOTAL RETURNS OF MAJOR WORLD STOCK MARKETS
                    (12/31/1985-12/31/2000)(IN U.S. DOLLARS)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

SWEDEN       19.12%
HONG KONG    17.63%
SPAIN        17.30%
NETHERLAND   16.96%
FRANCE       16.08%
BELGIUM      15.65%
USA          15.08%
SWITZERLAND  14.91%
EUROPE       14.44%
U.K.         14.30%
DENMARK      13.93%
SING/MLYSIA  11.55%
GERMANY      11.09%
CANADA       10.71%
ITALY        10.49%
AUSTRALIA    10.09%
NORWAY        8.23%
JAPAN         6.55%
AUSTRIA       5.70%

Source: Morgan Stanley Capital International (MSCI), and Lipper Inc. as of 12/31/00. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.

    This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Composite Stock Price Index with and without reinvested dividends.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

        CAPITAL APPRECIATION     CAPITAL APPRECIATION ONLY
      AND REINVESTING DIVIDENDS
1971
1974
1977
1980
1983
1986
1989
1992
1995
1998
2000                   $414,497                   $143,308


Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION

                          WORLD TOTAL: $19.0 TRILLION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

U.S.           50.6%
Europe         33.6%
Pacific Basin  13.4%
Canada          2.4%


Source: Morgan Stanley Capital International, December 31, 2000. Used with permission. This chart represents the capitalization of major world stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1600 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.


    This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.



EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1926  PLOT POINTS
1936
1946
1956
1966
1976
1986
1996
2000



                                    Year-End

------------
Source: Ibbotson Associates. Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be construed to represent the yields of any Prudential mutual fund.

                                     PART C
                               OTHER INFORMATION

ITEM 23.  EXHIBITS:


        (a)  (1) Articles of Incorporation.(1)
             (2) Articles of Amendment.(2)
             (3) Articles of Amendment.(6)
        (b)  Amended By-Laws.(5)
        (c)  Instruments defining rights of shareholders.(2)
        (d)  (1) Management Agreement between the Registrant and
             Prudential Investments LLC.*
             (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc.*
        (e)  (1) Distribution Agreement between the Registrant and
             Prudential Investment Management Services LLC.(3)
             (2) Selected Dealer Agreement.(3)
        (g)  (1) Custodian Contract between the Registrant and State
             Street Bank and Trust Company.(2)
             (2) Amendment to Custodian Contract.(5)
             (3) Amendment to Custodian Contract.(7)
        (h)  (1) Transfer Agency and Service Agreement between the
             Registrant and Prudential Mutual Fund Services LLC.(2)
             (2) Amendment to Transfer Agency Agreement.(5)
        (i)  Opinion and Consent of Counsel.*
        (j)  Consent of Independent Accountants.*
        (m)  (1) Amended and Restated Distribution and Service Plan for
             Class A Shares.(4)
             (2) Amended and Restated Distribution and Service Plan for
             Class B Shares.(4)
             (3) Amended and Restated Distribution and Service Plan for
             Class C Shares.(4)
        (n)  Rule 18f-3 Plan.(4)
        (p)  (1) Fund's Amended Code of Ethics.*
             (2) Manager's, investment adviser's and Distributor's
             Amended Code of Ethics.(8)
        (q)  Powers of Attorney.*


           -------------------------

            * Filed herewith.

            (1) Incorporated by reference to the Registration Statement on
                Form N-1A filed on or about April 3, 1997 (File Nos. 333-24495 and 811-08167).
            (2) Incorporated by reference to Pre-Effective Amendment No. 1 to
                Registrant's Registration Statement on Form N-1A (File No. 333-24495) filed on August 19, 1997.
            (3) Incorporated by reference to Post-Effective Amendment No. 1 to
                Registrant's Registration Statement on Form N-1A (File
                No. 333-24495) filed on June 10, 1998.
            (4) Incorporated by reference to Post-Effective Amendment No. 2 to
                Registrant's Registration Statement on Form N-1A (File No. 333-24495) filed on April 1, 1999.
            (5) Incorporated by reference to Post-Effective Amendment No. 4 to
                Registrant's Registration Statement on Form N-1A (File No. 333-24495) filed on March 24, 2000.
            (6) Incorporated by reference to Post-Effective Amendment No. 5 to
                Registrant's Registration Statement on Form N-1A (File No. 333-24495) filed on May 30, 2000.

            (7) Incorporated by reference to Exhibit (g)(3) to Post-Effective
                Amendment No. 23 to the Registration Statement filed on Form N-1A on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).


            (8) Incorporated by reference to Exhibit (p)(2) to Post-Effective
                Amendment No. 17 to the Registration Statement filed on Form N-1A on September 27, 2001 of The Prudential Investment Portfolios, Inc. (File No. 33-61997).

ITEM 24.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

    None.

ITEM 25.  INDEMNIFICATION.


    As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the 1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit b to the Registration Statement), the Registrant shall indemnify present and former officers, directors, employees and agents of the Registrant against judgments, fines, settlements and expenses and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted, by applicable federal and state law. Section 2-418 of the Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and
(a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibit e(1) to the Registration Statement), the Distributor of the Registrant may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.


    Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

    The Registrant has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.


    Section 9 of the Management Agreement (Exhibit d(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit d(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


    The Registrant hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

    Under Section 17(h) of the 1940 Act, it is the position of the staff of the Securities and Exchange Commission that if there is neither a court determination on the merits that the defendant is not liable nor a court determination that the defendant was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of one's office, no indemnification will be permitted unless an independent legal counsel (not including a counsel who does work for either the Registrant, its investment adviser, its principal underwriter or persons affiliated with these persons) determines, based upon a review of the facts, that the person in question was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


    Under its By-laws, the Registrant may advance funds to provide for indemnification. Pursuant to the Securities and Exchange Commission staff's position on Section 17(h) advances will be limited in the following respect:


       (1) Any advances must be limited to amounts used, or to be used, for the preparation and/or presentation of a defense to the action (including cost connected with preparation of a settlement);

       (2) Any advances must be accompanied by a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification;

       (3) Such promise must be secured by a surety bond or other suitable insurance; and

       (4) Such surety bond or other insurance must be paid for by the recipient of such advance.


ITEM 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER



  (a)  Prudential Investments LLC (PI)



    See "How the Fund is Managed--Manager" in the Prospectus constituting
Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement. The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).



    The business and other connections of PI's directors and principal executive officers are set forth below. Except as otherwise indicated, the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102-4077.



NAME AND ADDRESS       POSITION WITH PI              PRINCIPAL OCCUPATIONS
----------------       ----------------              ---------------------
David R. Odenath, Jr.  Officer in Charge,            Officer in Charge, President, Chief Executive Officer
                       President, Chief              and Chief Operating Officer, PI; Senior Vice President,
                       Executive Officer and Chief   The Prudential Insurance Company of America (Prudential)
                       Operating Officer
Catherine A. Breuer    Executive Vice President      Executive Vice President, PI
John L. Carter         Executive Vice President      Executive Vice President, PI
Robert F. Gunia        Executive Vice President and  Executive Vice President and Chief Administrative
                       Chief Administrative Officer  Officer, PI; Corporate Vice President, Prudential;
                                                     President, Prudential Investment Management Services LLC
                                                     (PIMS)
William V. Healey      Executive Vice President,     Executive Vice President, Chief Legal Officer and
                       Chief Legal Officer and       Secretary, PI; Vice President and Associate General
                       Secretary                     Counsel, Prudential; Senior Vice President, Chief Legal
                                                     Officer and Secretary, PIMS
Marc S. Levine         Executive Vice President      Executive Vice President, PI
Judy A. Rice           Executive Vice President      Executive Vice President, PI
Ajay Sawhney           Executive Vice President      Executive Vice President, PI
Lynn M. Waldvogel      Executive Vice President      Executive Vice President, PI



  (b)  Prudential Investment Management, Inc. (PIM)


    See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


    The business and other connections of PIM's directors and executive officers are as set forth below. The address of each person is Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102.



NAME AND ADDRESS         POSITION WITH PIM            PRINCIPAL OCCUPATIONS
----------------         -----------------            ---------------------
John R. Strangfeld, Jr.  Chairman of the Board,       Chief Executive Officer, Prudential Securities
                         President, Chief Executive   Incorporated; Executive Vice President, Prudential;
                         Officer and Director         President, Prudential Global Asset Management Group of
                                                      Prudential; Chairman of the Board, President, Chief
                                                      Executive Officer and Director, PIM
Bernard B. Winograd      Senior Vice President and    Chief Executive Officer, Prudential Real Estate
                         Director                     Investors (PREI); Senior Vice President and Director,
                                                      PIM


ITEM 27.  PRINCIPAL UNDERWRITER

  (a)  Prudential Investment Management Services LLC (PIMS)


    PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Nicholas Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc.,

Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World
Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc. and The Target Portfolio Trust.



    PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract Account GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


  (b) Information concerning the directors and officers of PIMS is set forth below.


                                                                             POSITIONS AND
                                             POSITIONS AND OFFICES              OFFICES
NAME(1)                                        WITH UNDERWRITER             WITH REGISTRANT
-------                                        ----------------             ---------------
Stuart A. Abrams ..................  Senior Vice President and Chief        None
213 Washington Street                Compliance Officer
Newark, NJ 07102
Margaret Deverell .................  Vice President and Chief Financial     None
213 Washington Street                Officer
Newark, NJ 07102
Robert F. Gunia....................  President                              Vice President
                                                                            and Director
William V. Healey..................  Senior Vice President, Secretary and   Assistant
                                     Chief Legal Officer                    Secretary
Bernard B. Winograd................  Executive Vice President               None


--------------

  (1) The address of each person named is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 unless otherwise indicated.

       (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.

ITEM 28.  LOCATION OF ACCOUNTS AND RECORDS


    All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts, 02171, Prudential Investment Management, Inc., 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5), (6), (7), (9), (10) and (11), 31a-1(f),
31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and the remaining accounts, books and other documents required by such other pertinent provisions of Section
31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29.  MANAGEMENT SERVICES

    Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.

ITEM 30.  UNDERTAKINGS

    Not applicable.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of December, 2001.


                       PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.

                       By  /s/ David R. Odenath, Jr.
         -----------------------------------------------------------------------
                       David R. Odenath, Jr., President

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                  SIGNATURE                              TITLE             DATE
                  ---------                              -----             ----
        *                                      Director
------------------------------------
  SAUL K. FENSTER

        *                                      Director
------------------------------------
  DELAYNE DEDRICK GOLD

        *                                      Director
------------------------------------
  ROBERT F. GUNIA

        *                                      Director
------------------------------------
  DOUGLAS H. MCCORKINDALE

        *                                      Director
------------------------------------
  W. SCOTT MCDONALD, JR.

        *                                      Director
------------------------------------
  THOMAS T. MOONEY

        *                                      Director
------------------------------------
  STEPHEN P. MUNN

        *                                      Director
------------------------------------
  DAVID R. ODENATH, JR.

        *                                      Director
------------------------------------
  RICHARD A. REDEKER

        *                                      Director
------------------------------------
  ROBIN B. SMITH

        *                                      Director
------------------------------------
  LOUIS A. WEIL, III

        *                                      Director
------------------------------------
  CLAY T. WHITEHEAD

        *                                      Treasurer and Principal
------------------------------------           Financial and Accounting
  GRACE C. TORRES                              Officer



    *By  /s/ Marguerite E. H. Morrison                         December 28, 2001

    ----------------------------------------------------


    Marguerite E. H. Morrison, Attorney-in-fact

                                 EXHIBIT INDEX



       EXHIBIT
         NO.                                    DESCRIPTION
---------------------                           -----------
          (d)           (1) Management Agreement between the Registrant and
                        Prudential Investments LLC.*
                        (2) Subadvisory Agreement between Prudential Investments LLC and Prudential Investment Management, Inc.*
          (i)           Opinion and Consent of Counsel.*
          (j)           Consent of Independent Accountants.*
          (p)           (1) Fund's Amended Code of Ethics.*
          (q)           Powers of Attorney.*


--------------

  * Filed herewith.